Exhibit 10.14

PART A

EDWARDS GROUP SAYE OPTION SCHEME

Shareholder Approval — [         ]

HMRC Approval — [         ]

HMRC Ref — [         ]

WEIL, GOTSHAL & MANGES

110 Fetter Lane   London   EC4A 1AY

Tel: +44 (0) 20 7903 1000   Fax: +44 (0) 20 7903 0990

www.weil.com

PART A

EDWARDS GROUP SAYE OPTION SCHEME

1.                                      DEFINITIONS

1.1                               In this Scheme, the following words and expressions shall have the following meanings, namely:

“the Act” means the Income Tax (Earnings and Pensions) Act 2003;

“ADS” means an American Depositary Share, being a security issued by The Bank of New York Mellon, representing the interests in one Share evidenced by a receipt and listed on the NASDAQ Stock Market;

“Associated Company” means an associated company of the Company within the meaning given to those words by paragraph 47(1) of Schedule 3 to the Act;

“the Board” means the board of directors of the Company;

“the Bonus Date” means in relation to an Option:

(a)                                  where the Option is linked to a three year Savings Contract, the earliest date on which the bonus is payable under that Savings Contract (that is, after making 36 monthly contributions); or

(b)                                 where the Option is linked to a five year Savings Contract under which the Option Holder has elected to receive the five year bonus, the earliest date on which the five year bonus is payable under that Savings Contract (that is, after making 60 monthly contributions); or

(c)                                  where the Option is linked to a five year Savings Contract under which the Option Holder has elected to receive the seven year bonus, the earliest date on which the seven year bonus is payable under that Savings Contract (that is, the second anniversary of the payment of the five year bonus, which is paid after making 60 monthly contributions);

“Capital Reorganisation” means any variation in the Share capital of the Company (including, without limitation, by way of capitalisation issue, rights issue, sub-division, consolidation or reduction);

“Committee” means the remuneration committee of the Board or any other committee designated by the Board to administer the Scheme;

“the Company” means Edwards Group Limited (registered in the Cayman Islands with number 266201);

“Companies Law” means the Companies Law (2011 Revision) of the Cayman Islands;

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“Continuous Service” has the same meaning as “continuous employment” in the Employment Rights Act 1996;

“Control” has the meaning given to that word by section 719 of the Act;

“the Date of Grant” means the date on which an Option is granted;

“Dealing Day” means any day on which the NASDAQ Stock Market is open for the transaction of business;

“Eligible Employee” means:

(a)                                  any individual who, at the Invitation Date:

(i)                       is an employee or director of one or more Participating Companies, who in the case of a director is required under the terms of his employment to devote at least 25 hours each week (excluding meal breaks) to his duties;

(ii)                    has earnings from the office or employment referred to in (i) above that meet (or would meet if there were any) the requirements set out in paragraphs 6(2)(c) and 6(2)(ca) of Schedule 3 ITEPA 2003;

(iii)                 has been in Continuous Service with one or more Participating Companies for such period as the Committee may determine (not exceeding five years) prior to the Grant Date; and

(b)                                 any other individual who, at the Invitation Date, is an employee or director of one or more Participating Companies and who is nominated by the Committee (or falls within a category of individuals nominated by the Committee) as eligible to participate in the Scheme in respect of any one or more grants of Options;

“Exercise Price” means the sterling denominated price per Share payable on the exercise of an Option as determined by the Committee (subject to adjustment under rule 12) but which shall not be less than:

(a)                                  sterling equivalent of 80 per cent. of the middle market quotation for an ADS as quoted on the NASDAQ Stock Market on the Dealing Day immediately before the Invitation Date calculated using such exchange rate as the Committee shall deem appropriate; and

(b)                                 in the case of any Option under which Shares may be issued, the nominal value of a Share;

“Grant Period” means the period of 42 days commencing on any of the following:

(a)                                  the date of HMRC approval of the Scheme;

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(b)                                 the day immediately following the day on which the Company makes an announcement of its results for the last preceding financial year, half year or other period;

(c)                                  any day on which the Committee resolves that exceptional circumstances exist which justify the grant of Options (including, without limitation, the first admission of ADSs to the NASDAQ Stock Market); or

(d)                                 any day on which any change to the legislation affecting savings-related share option schemes approved by HMRC under the Act is proposed or made;

“the Group” means the Company and the Subsidiaries and “member of the Group” shall be construed accordingly;

“HMRC” means Her Majesty’s Revenue & Customs;

“the Invitation Date” means the date on which an invitation to apply for an Option is issued;

“Key Feature” has the meaning given to that term by Paragraph 42(2B) of Schedule 3 to the Act

“Minimum Amount” means the minimum amount specified by the Committee of the monthly contribution to be paid under the Savings Contract being not less than £5 and not more than £10 (or such other minimum amount as may be permitted under paragraph 25 of Schedule 3 from time to time);

“Notional Shares” means any notional Shares to which a Phantom Option relates (notwithstanding the fact that such Phantom Option may not entitle the holder thereof to acquire Shares);

“Option” means a right granted under the Scheme to subscribe for or purchase Shares;

“Option Holder” means any individual who holds a subsisting Option (including, where the context permits, the legal personal representatives of a deceased Option Holder);

“Participating Company” means the Company and each Subsidiary which has been nominated by the Committee as a Participating Company for the purposes of the Scheme;

“Phantom Option” means a contingent right to receive a cash sum (calculated by reference to the value of Shares) granted pursuant to a phantom share option scheme;

“Savings Contract” means a contract under a certified contractual savings scheme, within the meaning of paragraph 24 of Schedule 3, approved by HMRC for the purpose of Schedule 3;

“Schedule 3” means Schedule 3 to the Act;

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“the Scheme” means this Scheme as amended from time to time;

“Sharesave Scheme” means any savings related employee share option scheme, or savings related employee phantom share option scheme, established by the Company;

“Share(s)” means (a) fully paid and irredeemable ordinary share(s) in the capital of the Company;

“Similar Terms” has the meaning given to that term by paragraph 7 of Schedule 3;

“Specified Age” means age 60, which shall be the specified age for the purposes of the Scheme within the meaning of paragraph 31 of Schedule 3;

“Subsidiary” means any subsidiary of the Company within the meaning of section 1159 of and Schedule 6 to the Companies Act 2006 over which the Company has Control;

“Taxes Act” means the Income and Corporation Taxes Act 1988; and

“Trustee” means the trustees or trustee for the time being of any employee share trust established by the Company from time to time.

1.2                               Where the context permits the singular shall include the plural and vice versa and the masculine shall include the feminine.  Headings shall be ignored in construing the Scheme.

1.3                               References to:

(a)                                  any act of the UK or Cayman Islands parliaments or other legislation; or

(b)                                 any Extra-Statutory Concession published by the board of HMRC shall include any modification, amendment or re-enactment thereof.

2.                                      INVITATION FOR OPTIONS

2.1                               The Committee may, during a Grant Period, invite all Eligible Employees to apply for Options at the Exercise Price:  Provided that no invitation may be issued to any Eligible Employee who is excluded from participation in the Scheme by paragraph 11 of Schedule 3.

2.2                               Subject to the specific provisions contained in the Scheme, the form, manner and timing of invitations to apply for Options, the number of Shares in respect of which invitations are made on any date and whether the Options will be three, five or seven year Options (or any of them, at the election of Eligible Employees), shall be at the absolute discretion of the Committee, save that all Eligible Employees must be invited to participate on Similar Terms.  The invitation may either state the Exercise Price or (provided a mechanism exists by which the Exercise Price will be determined by the Date of Grant) invite applications by reference to amounts of monthly savings.

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2.3                               The Committee may not invite applications for Options where an Option Holder’s monthly contribution under the Savings Contract could be less than the Minimum Amount.

3.                                      APPLICATION FOR OPTIONS

3.1                               If an Eligible Employee wishes to apply for an Option he must, within such period (which shall not be less than 14 days) after the Invitation Date as is stated in the invitation, deliver to the Company (or its appointed agent) or the Trustee a duly completed form of application together with a duly completed application for a Savings Contract in the form prescribed by the Committee on which the Eligible Employee must have indicated the Bonus Date on which he intends to apply for repayment thereunder.

3.2                               The application for an Option shall be deemed to be for an Option over the largest whole number of Shares which can be acquired at the Exercise Price with the expected repayment, including any relevant bonus, under the related Savings Contract at the appropriate Bonus Date.

3.3                               The Committee may, in its absolute discretion, treat all late applications as valid unless they are received after the Date of Grant.

4.                                      SCALING DOWN

4.1                               If valid applications are received for Options over a number of Shares in excess of that which the Committee has determined to make available on a particular occasion or in excess of any limitation under rule 7, the Committee may scale down applications in accordance with the following successive steps (or such other method as may be agreed between the Company and HMRC at any time prior to the Date of Invitation) to the extent necessary to eliminate the excess:

(a)                                  if the repayment under the Savings Contract would otherwise be taken as including the seven year bonus it shall be taken to include a bonus but not the seven year bonus;

(b)                                 unless rule 4.1(c) applies, the amount of the monthly savings contribution chosen by each applicant shall be taken as reduced pro rata (or, if the Committee so determines on a basis which reduces larger monthly savings contributions by a greater amount than smaller monthly contributions) to the extent necessary;

(c)                                  the amount of any monthly savings contribution chosen by an applicant which exceeds such amount as the Committee shall determine (not being less than the Minimum Amount) shall be taken as reduced to such amount;

(d)                                 if the repayment under the Savings Contract would otherwise be taken as including a bonus, it should be taken as not including a bonus; and

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(e)                                  applications will be selected by lot, each based on a monthly savings contribution of the Minimum Amount and the inclusion of no bonus in the repayment under the Savings Contract.

4.2                               If the number of Shares available is insufficient to enable an Option based on monthly savings contributions of the Minimum Amount and the inclusion of no bonus in the repayment under the Savings Contract to be granted to each Eligible Employee making a valid application, the Committee may, as an alternative to selecting by lot, determine in its absolute discretion that no Options shall be granted on that occasion.

4.3                               If applications are scaled down, the monthly contributions under Savings Contracts which Eligible Employees have chosen shall, where necessary, be scaled down as appropriate.

4.4                               If, in applying the scaling down provisions contained in rule 4.1, the Committee considers that it would be administratively impracticable for Options to be granted within the 30 day period referred to in rule 5.1, the Committee may extend that period by not more than twelve days.

5.                                      GRANT OF OPTIONS

5.1                               The Committee or the Trustee may, subject to any scaling down, on a single date which shall not be later than the 30th day after the earliest date by reference to which the Exercise Price was calculated, grant all (but not some of) the Options for which valid application has been made by Eligible Employees (provided that they remain Eligible Employees on the Date of Grant).

5.2                               As soon as practicable after the Date of Grant, the Committee or the Trustee shall procure the issue of an Option certificate to each Option Holder.

5.3                               Options shall be granted in consideration of Eligible Employees agreeing to enter into Savings Contracts.  No cash payment shall be made for the grant of an Option.

5.4                               The Shares must satisfy the conditions of paragraphs 17-22 of Schedule 3 on the Date of Grant.

5.5                               No Option shall be granted under the Scheme more than ten years after the date on which the Scheme is approved by the Company in a general meeting.

5.6                               Every Option granted hereunder shall be personal to the Option Holder and, except to the extent necessary to enable a personal representative to exercise the Option following the death of an Option Holder, neither the Option nor the benefit thereof may be transferred, assigned, charged or otherwise alienated.  Any transfer of an Option otherwise than as permitted under this rule 5.6 shall cause the Option to lapse.

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6.                                      INDIVIDUAL LIMIT

No individual shall be granted an Option if the entry into the related Savings Contract would result in the monthly contributions under that Savings Contract, when added to the sum of his monthly contributions under any other subsisting Savings Contracts (whether or not linked to a subsisting Option granted under a scheme approved under Schedule 3), exceeding £250 (or such greater amount as is for the time being permitted under paragraph 25(3) of Schedule 3 and approved by the Committee).

7.                                      SCHEME LIMITS

7.1                               No Option to subscribe for Shares shall be granted if the result of that grant would be that the aggregate of:

(a)                                  the number of Shares that could be issued on the exercise of that Option;

(b)                                 the number of Shares and Notional Shares that could be issued (or in the case of Notional Shares, could be deemed to be issued) on the exercise of all other outstanding options and Phantom Options under this Scheme and any other Sharesave Scheme; and

(c)                                  the number of Shares and Notional Shares that have been issued (or in the case of Notional Shares, have been deemed to be issued) on the exercise of options and Phantom Options under this Scheme and any other Sharesave Scheme, would exceed 2,161,017 (subject to any adjustment by the Committee in accordance with rule 12).

7.2                               Reference in this rule 7 to the issue of Shares shall, for the avoidance of doubt, mean the allotment and issue (but not transfer) of Shares.  Where Shares are or will be allotted and issued to the Trustee for the purpose of satisfying Options by way of a transfer of Shares by the Trustee, such Shares should be treated as issued or capable of being issued for the purpose of this rule 7.

7.3                               Shares that are or were treasury shares held by the Company in accordance with section 37A of the Companies Law should be treated as issued or capable of being issued for the purpose of this rule 7.

8.                                      EXERCISE AND LAPSE OF OPTIONS

8.1                               Save as otherwise permitted under these rules, an Option may only be exercised:

(a)                                  during the six months following the Bonus Date relating to it;

(b)                                 to the extent the Shares satisfy the conditions of paragraphs 17 to 22 of Schedule 3;

(c)                                 by an Option Holder who is not ineligible to participate in the Scheme by virtue of paragraph 11 of Schedule 3; and

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(d)                                 by an Option Holder who is, at the date of exercise, a director or employee of a Participating Company,

and, if not exercised, shall lapse at the end of the six month period following the Bonus Date.

8.2                               Where an Option Holder ceases to be a director or employee of a Participating Company before the expiry of six months after the Bonus Date:

(a)                                  on retirement at the Specified Age or at any other age at which he is bound to retire under his contract of employment or by reason of redundancy (within the meaning of the Employment Rights Act 1996), injury or disability, he may exercise any outstanding Options within six months of the date on which his employment ceased, failing which the Options shall lapse automatically:  Provided that the Options may not be exercised more than six months following the relevant Bonus Date;

(b)                                 on:

(i)                       his employing company ceasing to be under the Control of the Company; or

(ii)                    the business (or part of a business) in which he is employed being transferred to a person who is neither an Associated Company nor a company over which the Company has Control,

he may exercise any outstanding Options within six months of such event, failing which the Options shall lapse automatically:  Provided that the Options may not be exercised more than six months following the Relevant Bonus Date;

(c)                                  on retirement (as determined by the Committee) otherwise than at the Specified Age or at any age at which he is bound to retire under his contract of employment, he may exercise any outstanding Options which were granted more than three years before his retirement within six months of the date on which his employment ceased, failing which the Options shall lapse automatically:  Provided that the Options may not be exercised more than six months following the relevant Bonus Date; or

(d)                                 in any circumstances other than those set out in rules 8.2(a), 8.2(b) and 8.2(c) and rule 8.4, his Options shall lapse automatically.

8.3                               Where an Option Holder remains in employment with a Participating Company on attaining the Specified Age he may exercise his Options within six months of attaining that age:  Provided that the Options may not be exercised more than six months following the relevant Bonus Date.

8.4                               If an Option Holder dies while in service or at any time after leaving service when he holds an Option, such Options may be exercised by his personal representatives at any time within the twelve month period following:

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(a)                                  the date of death, if such death occurred before the relevant Bonus Date; and

(b)                                 the Bonus Date, in the event of his death within six months after the relevant Bonus Date,

failing which exercise, the Options shall lapse automatically.  For the avoidance of doubt, an Option exercisable under this rule 8.4 shall not lapse prior to the expiry of the specified twelve month period by virtue of rule 8.2.

8.5                               For the purposes of rule 8.2, an Option Holder shall not be treated as ceasing to be a director or employee of a Participating Company until:

(a)                                  he ceases to hold an office or employment in the Company or any company over which the Company has Control or any Associated Company;

(b)                                 he ceases to hold an office or employment in a jointly owned company within the meaning of paragraph 46 of Schedule 3 (being a jointly owned company which is not a participating company in more than one group scheme); or

(c)                                  being a female director or employee who is absent from work wholly or partly because of pregnancy or confinement, she ceases to be entitled to exercise any statutory or contractual right to return to work.

8.6                               Notwithstanding rule 8.1(d), if, at the Bonus Date, an Option Holder holds an office or employment in a company which is not a Participating Company but is an Associated Company or a company over which the Company has Control, Options may be exercised within (but no later than) six months following the Bonus Date.

8.7                               If, before the Option has become exercisable, the Option Holder:

(a)                                  gives notice, or is deemed to have given notice, under the terms of the related Savings Contract that he intends to stop paying contributions to that Savings Contract; or

(b)                                 makes an application for repayment of the related Savings Contract,

the Option shall automatically lapse.

8.8                               If an Option Holder is declared bankrupt or enters into any general composition with or for the benefit of his creditors including a voluntary arrangement under the Insolvency Act 1986, his Options shall automatically lapse.

9.                                      METHOD AND EXTENT OF EXERCISE

9.1                               An Option may only be exercised with monies as nearly as possible equal to but not exceeding the amount repaid under the related Savings Contract, including any bonus or interest as at the date of repayment.  No account shall be taken of any repayment of any contribution the due date of which arises after the date of repayment, or any bonus or interest in respect of that contribution.

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9.2                               An Option Holder may exercise his Option on one occasion only, in whole or in part, by giving notice in writing to the Company or to such other person (including, for the avoidance of doubt, the Trustee), as the Company may direct in the prescribed form specifying the number of Shares in respect of which the Option is being exercised and enclosing payment in full of the aggregate Exercise Price of those Shares together with evidence of closure of the related Savings Contract.  The date of exercise shall be the date of receipt by the Company (or such other person as the Company may direct) of the notice of exercise.  If the Option is exercised in respect of some only of the Shares comprised in the Option, the Option in respect of the balance shall thereupon lapse automatically.

10.                               CHANGE OF CONTROL

10.1                         If any person obtains Control of the Company as a result of making:

(a)                                  a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

(b)                                 a general offer to acquire all the shares in the Company which are of the same class as the Shares;

all outstanding Options may be exercised within six months of the time when the offeror has obtained Control of the Company (and any condition subject to which the offer is made has been satisfied), failing which the Options shall (without prejudice to the operation of rule 11) lapse automatically at the end of such six month period: Provided that an Option may not be exercised more than six months after the relevant Bonus Date.  For the purposes of this rule 10.1 a person shall be deemed to have acquired Control of the Company if he and others acting in consent with him have together obtained Control of it.

10.2                         If any person becomes entitled to give a notice under section 88 of the Companies Law to acquire Shares, Options may be exercised at any time when that person remains so entitled, failing which the Options shall (without prejudice to the operation of rule 11) lapse automatically when such person becomes no longer entitled to give such a notice (including where the six month period in rule 10.1 has not expired): Provided that an Option may not be exercised more than six months after the relevant Bonus Date.

10.3                         If under section 86 or 87 of the Companies Law the court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, any outstanding Options may be exercised within six months of the court sanctioning the compromise or arrangement, failing which the Options shall (without prejudice to the operation of rule 11) lapse automatically: Provided that an Option may not be exercised more than six months after the relevant Bonus Date.

10.4                         If under Part XVI of the Companies Law the Company by way of special resolution authorises a plan of merger or consolidation, any outstanding Options may be exercised within six months of the effective date of such merger or consolidation,

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failing which the Options shall (without prejudice to the operation of rule 11) lapse automatically: Provided that an Option may not be exercised more than six months after the relevant Bonus Date.

11.                               OPTION ROLLOVER

11.1                         If any company (the “acquiring company”):

(a)                                  obtains Control of the Company as a result of making:

(i)                       a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the acquiring company will have Control of the Company; or

(ii)                  a general offer to acquire all the Shares; or

(b)                                obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under section 86 of the Companies Law; or

(c)                                  is the subject of a merger or consolidation with the Company in pursuance of a special resolution of the Company authorising a plan of merger or consolidation under Part XVI of the Companies Law;

(d)                                 becomes entitled to acquire shares in the Company under section 88 of the Companies Law,

each Option Holder may at any time within:

(w)                               in the case of 11.1(a), the period of 6 months beginning with the time when the acquiring company obtains control and any condition subject to which the offer is made is met;

(x)                                 in the case of 11.1(b), the period of 6 months beginning with the time when the court sanctions the compromise or arrangement;

(y)                                 in the case of 11.1(c), the period of 6 months beginning with the effective date of the merger or consolidation; or

(z)                                  in the case of 11.1(d), the period during which the acquiring company remains entitled as mentioned in that provision,

by agreement with the acquiring company and in the case of an Option under which Shares are to be transferred, the person holding the Shares to which his Option relates, release any Option which has not lapsed (“the old option”) in consideration of the grant to him of an option (“the new option”) which (for the purposes of that paragraph) is equivalent to the old option but relates to shares in a different company (whether the acquiring company itself or another company falling within paragraph 18(b) or (c) of Schedule 3) (“the new grantor”).

11.2                         The new option shall not be regarded for the purposes of rule 11.1 as equivalent to the old option unless the conditions set out in paragraph 39(4) of

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Schedule 3 are satisfied and, in relation to the new option, the provisions of the Scheme shall be construed as if:

(a)                                  the new option were an option granted under the Scheme at the same time as the old option;

(b)                                 references to the Company in rules 9, 10, 11, 12, 13, 14, 15, 16 and 17 were references to the new grantor provided that references to Participating Company shall continue to be construed as if references to the Company within that definition were to Edwards Group Limited;

(c)                                  references to the Committee in the rules were references to the remuneration committee (or such other appropriate body) of the new grantor;

(d)                                 references to Shares were references to shares in the new grantor;

(e)                                  the Savings Contract made in connection with the old option had been made in connection with the new option; and

(f)                                    the Bonus Date in relation to the new option was the same as that in relation to the old option.

11.3                         To the extent that any Options are exchanged for new options pursuant to this rule 11, neither the Company nor the new grantor may grant any further options under the Scheme.

12.                               ADJUSTMENT OF OPTIONS

In the event of any Capital Reorganisation the Exercise Price and the number of Shares comprised in an Option, and the number of Shares available for the grant of Options for the purposes of rule 7.1, may be adjusted in such manner as the Committee may determine: Provided always that:

(a)                                  no adjustment to the Exercise Price or number of Shares comprised in an Option shall take effect without the prior approval:

(i)                       of HMRC; and

(ii)                  in respect of Options under which Shares are to be transferred, the person holding the Shares to which the Options relate (such approval not to be unreasonably withheld);

(b)                                 no adjustment shall be made pursuant to this rule which would increase the aggregate Exercise Price of any Option;

(c)                                  no adjustment may have the effect of reducing the Exercise Price to less than the nominal value of a Share except where (in the case of Options over unissued shares) made if and to the extent that the Board is authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercisable exceeds the adjusted Exercise Price and the Board are therefore

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able to apply such sum in paying up such amount on such Shares. Where an Option subsists over both issued or unissued Shares any such adjustment may only be made if the reduction of the Exercise Price of Options over both issued and unissued Shares can be made to the same extent; and

(d)                                 in respect of an Option under which Shares are to be transferred, prior notification shall be given to the person holding the Shares to which the Option relates.

13.                               ALLOTMENT OR TRANSFER OF SHARES ON EXERCISE OF OPTIONS

Subject to any necessary consents, to payment being made for the Shares and to compliance by the Option Holder with the terms of the Scheme, not later than 30 days after receipt of any notice of exercise in accordance with rule 9.2, the Company shall either allot and issue or procure the transfer by the Trustee of Shares (including treasury shares held by the Company in accordance with section 37A of the Companies Law) to the Option Holder (or to his nominee).  The Company or the Trustee shall (unless the Shares are to be issued in uncertificated form) as soon as practicable deliver to the Option Holder (or such nominee) a definitive share certificate or other evidence of title in respect of such Shares.  Where the Shares are issued or transferred to a nominee of the Option Holder, the Option Holder shall remain the beneficial owner of the Shares.

14.                               RIGHTS ATTACHING TO SHARES ALLOTTED OR TRANSFERRED PURSUANT TO OPTIONS

14.1                         All Shares allotted or transferred upon the exercise of an Option shall rank pari passu in all respects with the Shares in issue at the date of exercise save as regards any rights attaching to such Shares by reference to a record date prior to the date of exercise.

14.2                         Any Shares acquired on the exercise of Options shall be subject to the articles of association of the Company from time to time in force.

15.                               AVAILABILITY OF SHARES

15.1                         The Company or, where relevant pursuant to the rules of the Scheme, the Trustee shall at all times keep available for issue sufficient authorised but unissued Shares to permit the exercise of all unexercised Options under which Shares may be allotted or shall otherwise procure that Shares are available for transfer in satisfaction of the exercise of Options.

16.                               ADMINISTRATION AND AMENDMENT

The decision of the Committee shall be final and binding in all matters relating to the Scheme and it may at any time discontinue the grant of further Options or amend any of the provisions of the Scheme in any way it thinks fit: Provided that:

(a)                                 at a time when the Scheme is approved by HMRC, and if such approved status is to be maintained, no amendment to a Key Feature may take effect without

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the prior approval of HMRC (and if such approved status is not to be maintained, the Company shall notify HMRC as soon as practicable of the relevant amendment);

(b)                                 except as herein provided, the Committee shall not make any amendment (not being an amendment that is necessary or desirable in order to maintain HMRC approval of the Scheme) that would materially prejudice the interests of existing Option Holders except with the prior consent or sanction of Option Holders who, if they exercised their Options in full, would thereby become entitled to not less than three-quarters of all the Shares which would fall to be allotted or transferred upon exercise in full of all outstanding Options; and

(c)                                  without prejudice to any provision of the Scheme which provides for the lapse of an Option, the Committee may not cancel an Option unless the Option Holder agrees in writing to such cancellation.

17.                               GENERAL

17.1                         Any Participating Company may provide money to the Trustee or any other person to enable them or him to acquire Shares to be held for the purposes of the Scheme, or enter into any guarantee or indemnity for those purposes.

17.2                         The rights and obligations of an Option Holder under the terms and conditions of his office or employment shall not be affected by his participation in the Scheme or any right he may have to participate in the Scheme.  An individual who participates in the Scheme waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever (whether lawfully or unlawfully) insofar as those rights arise, or may arise, from his ceasing to have rights under or be entitled to exercise any Option under the Scheme as a result of such termination or from the loss or diminution in value of such rights or entitlements.  If necessary, the Option Holder’s terms of employment shall be varied accordingly.

17.3                         The existence of any Option shall not affect in any way the right or power of the Company or its shareholders to make or authorise any or all adjustments, recapitalisations, reorganisations or other changes in the Company’s capital structure, or any merger or consolidation of the Company, or any issue of shares, bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

17.4                         Any notice or other document required to be given under or in connection with the Scheme may be delivered to an Option Holder or sent by post to him at his home address according to the records of his employing company or such other address as may appear to the Company to be appropriate including any electronic address.  Notices sent by post shall be deemed to have been given on the day following the date of posting and notices sent by electronic means shall be deemed to have been given twelve hours after the time of despatch or at such earlier time as receipt is acknowledged.  Any notice or other document required to be given to the Company or

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the Trustee under or in connection with the Scheme may be delivered or sent by post to it at its registered office (or such other place or places as the Committee may from time to time determine and notify to Option Holders).

17.5                         The Company, or where the Committee so directs any Subsidiary, shall pay the appropriate stamp duty on behalf of the Option Holders in respect of any transfer of Shares on the exercise of the Options.

17.6                         Benefits under this Scheme shall not be pensionable.

17.7                         These rules shall be governed by, and construed in accordance with, the laws of England.

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PART B

THE EDWARDS GROUP
EMPLOYEE STOCK PURCHASE PLAN

Shareholder approval — [•]

THE EDWARDS GROUP

EMPLOYEE STOCK PURCHASE PLAN

1.                                      Purpose of the Plan.

The Plan is designed to attract, retain and motivate employees of the Company and its Subsidiaries and to promote the success of the Company’s business by providing employees with the ability to acquire a proprietary interest in the long-term success of the Company.

2.                                      Section 423 of the Code.

The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code or any successor section thereto.  Any provision of the Plan that is inconsistent with Section 423 of the Code or any successor provision shall, without further act or amendment, be reformed to comply with the requirements of Section 423 of the Code.  This Section 2 shall take precedence over all other provisions in the Plan.

3.                                      Definitions.

When used herein, the following terms shall have the respective meanings set forth below:

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Remuneration Committee of the Board or any other committee designated by the Board to administer the Plan pursuant to Section 5 hereof.

“Company” means Edwards Group Limited, a public limited company incorporated in the Cayman Islands.

“Designated Subsidiary” means a Subsidiary designated by the Committee to participate in the Plan.

“Effective Date” means [•], 2012.

“Eligible Employee” means an employee eligible to participate in the Plan pursuant to Section 6 hereof.

“Fair Market Value” per Share as of a particular date means (i) if Shares are then listed on a stock exchange, the closing price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a stock exchange but are then traded on an established over-the-counter market, the average of the closing bid and ask prices for such Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a stock exchange or traded on an established over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided, that, if such shares are listed or traded in accordance with clause (i) or (ii) above, but the shares have not been traded for ten trading days the Committee may make a discretionary determination in accordance with clause (iii) above.

“Maximum Share Amount” means, subject to Section 423 of the Code, the maximum number of Shares that a Participant may purchase in any given Offering Period or for any given year, which shall be

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determined by the Committee; provided, that, a Participant shall not have the right to purchase Shares under this Plan (or under any other “employee stock purchase plan” within the meaning of Section 423(b) of the Code, of the Company or any of its Subsidiaries) at a rate which in the aggregate exceeds $25,000 in Fair Market Value of such Shares (determined as of the applicable Purchase Date) for any calendar year; provided, further, the maximum number of Shares that a Participant may purchase for any given Offering Period is 25,000 Shares.  The Committee may decrease (but not increase) the Maximum Share Amount during any Offering Period.

“Offering Date” means the first date of an Offering Period, as determined by the Committee.

“Offering Period” means the twenty-seven month period commencing on each Offering Date, unless otherwise determined by the Committee.

“Participant” means an Eligible Employee for whom payroll deductions are currently being made.

“Payroll Account” means an account maintained by the Company with respect to each Participant as contemplated by Section 7 hereof.

“Plan” means this Edwards Group Limited Employee Stock Purchase Plan, as it may from time to time be amended.

“Purchase Date” means the last trading day of each Offering Period, unless otherwise determined by the Committee.

“Purchase Price” means the price per Share as contemplated by Section 8 hereof.

“Share” means a share of common stock of the Company, par value £0.001 per share, or any other class or kind of shares resulting from the application of Section 14 hereof.

“Stock Account” means an account maintained by a brokerage firm selected by the Company with respect to each Participant as contemplated by Section 9 hereof.

“Subsidiary” means any corporation that is a “subsidiary corporation” with respect to the Company under Section 424(f) of the Code.

4.                                      Shares Reserved for the Plan.

Subject to the provisions of Section 14 hereof, there shall be reserved for issuance and purchase by Participants under the Plan and all other similar employee stock purchase plans, savings related employee share option schemes and savings related employee phantom share option schemes sponsored by the Company or any subsidiary an aggregate of 2,161,107 Shares.  Shares subject to the Plan may be Shares now or hereafter authorized but unissued, or Shares that were once issued and subsequently reacquired by the Company.  If and to the extent that any right to purchase reserved Shares shall not be exercised by any employee for any reason or if such right to purchase shall terminate as provided herein, Shares that have not been so purchased hereunder shall again become available for the purposes of the Plan unless the Plan has been terminated.

Unless otherwise determined by the Committee, all Shares issued and purchased hereunder shall be in the form of American Depository Shares.

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5.                                      Administration of the Plan.

The Plan shall be administered by the Committee, which shall have full and exclusive power to interpret and administer the Plan.  The Committee shall have full and exclusive power to adopt rules, forms, instruments, and guidelines for administering the Plan as the Committee deems necessary or proper.  All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.  The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan.  No member of the Committee may act as to matters under the Plan specifically relating to such member.

The Committee may delegate to one or more of its members, one or more officers of the Company or any Designated Subsidiary, and one or more agents or advisors such administrative duties or powers as it may deem advisable; provided, that, that no delegation shall be permitted under the Plan that is prohibited by applicable law.

The Committee may impose reasonable administrative and brokerage fees on Participants to defray the cost of operating the Plan, which shall in no event exceed the actual administrative and brokerage costs of the Plan.

6.                                      Eligible Employees.

All employees of each Designated Subsidiary shall be Eligible Employees; provided, that, in no event shall an employee be an Eligible Employee if, immediately after the grant, such employee (or any other person whose ownership would be attributed to such employee pursuant to Section 424(d) of the Code) would own capital stock and/or hold outstanding rights to purchase shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any related Company, as determined pursuant to Section 423(b)(3) of the Code.  In no event may an individual other than an employee of a Designated Subsidiary become an Eligible Employee.  Initially, the Designated Subsidiaries shall be set forth on Exhibit A hereto.

Notwithstanding the foregoing, the Committee shall have the discretion to exclude from the Plan one or more of the following categories of employees: (i) highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code, (ii) employees who have been continuously employed by a Designated Subsidiary for a period of less than two years, (iii) employees who customarily work twenty hours or less per week, or (iv) employees whose customary employment is for not more than five months in any calendar year.

An employee of a Designated Subsidiary which ceases to be a Designated Subsidiary shall, automatically and without any further action, cease to be an Eligible Employee.

7.                                      Election to Participate and Payroll Deductions.

Participation in the Plan is voluntary with respect to each Offering Period.  To participate in an Offering Period an Eligible Employee must complete a written enrollment form provided by the Company which authorizes payroll deductions.  Each Eligible Employee may elect payroll deductions of up to the dollar equivalent of £250 per month (calculated as of the relevant Offering Date) (the “Monthly Limit”), unless otherwise determined by the Committee.  In respect of any Offering Period, the Monthly Limit shall be reduced by an amount equal to the Eligible Employee’s current contributions to the Plan in respect of

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concurrent Offering Periods (assessed by reference to the monthly equivalent amount thereof).  A Participant may not elect to change his or her payroll deductions during an Offering Period.

If in respect of any Offering Period, Eligible Employees in aggregate have elected to purchase a greater number of Shares than the Committee has made available for purchase at the relevant Purchase Date then the payroll deductions for all Eligible Employees (and therefore the number of Shares that can be purchased at the Purchase Date) shall be scaled down on a pro-rata basis.

All payroll deductions shall be credited, as promptly as practicable, to a notional Payroll Account in the name of the Participant.  All funds held by the Company or applicable Designated Subsidiary under the Plan shall not be segregated from other corporate funds (except that the Company or Designated Subsidiary may in its discretion establish separate bank or investment accounts in its own name) and may be used by the Company or Designated Subsidiary for any corporate purpose.  No interest or other earnings shall be credited to any contributions under the Plan.

Each Eligible Employee may cancel his or her election to participate in the Plan by written notice to the Committee in such form and at such times as the Committee may require, and in such case the entire balance of the Participant’s Payroll Account shall be repaid to such Participant as promptly as practicable.  A Participant’s voluntary withdrawal during an Offering Period shall have no effect upon such Participant’s eligibility to participate during any other Offering Period under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate during a subsequent Offering Period.

The Committee may provide that an Eligible Employee who is a Participant immediately prior to the beginning of an Offering Period will be deemed (i) to have elected to participate for such Offering Period and (ii) to have authorized the same payroll deductions for such Offering Period in effect for such Eligible Employee as that in effect on the day before such Offering Period.

8.                                      Purchase Price.

The Purchase Price for each Share sold in any Offering Period shall be, unless otherwise determined by the Committee, equal to eighty-five percent of the Fair Market Value of a Share on the first day of the Offering Period.

9.                                      Method of Purchase.

As of the Purchase Date, each Participant shall be deemed, without any further action (but subject to the Participant having the right to notify the Company or the administrator on a timely basis that he does not wish the purchase to proceed), to have purchased the number of whole Shares equal to the lesser of (i) the Maximum Share Amount and (ii) the number determined by dividing the amount accumulated in such employee’s Payroll Account during such Offering Period by the Purchase Price.  If on the Purchase Date the Participants in the aggregate have the right to purchase more Shares of Common Stock than are available for purchase, each Participant shall be eligible to purchase a reduced number of Shares of Common Stock on a pro rata basis, and any excess payroll deductions shall be returned to the Participants, without interest.

All Shares purchased as provided in the foregoing paragraph shall be initially maintained in separate Stock Accounts for the Participants at a brokerage firm selected by, and pursuant to an arrangement with, the Company.  The Company shall deliver the Shares to the Stock Account as soon as reasonably practicable after the close of the applicable Purchase Date.  A Participant shall be free to undertake a

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disposition (as that term is defined in Section 424 of the Code) of the Shares in his or her Stock Account at any time, whether by sale, exchange, gift or other transfer of legal title, but, in the absence of such a disposition of such Shares, unless otherwise determined by the Committee, the Shares must remain in the Participant’s Stock Account at the brokerage firm so selected until the holding periods set forth in Section 423(a) of the Code has been satisfied.  With respect to those Shares for which the Section 423(a) holding periods have been satisfied, the Participant may, without limitation, move those Shares to another brokerage account of the Participant’s choosing or request that the Shares be transferred to him or her.  The Committee may require, in its sole discretion, that the Participant bear the cost of transferring such Shares.  No disposition of Shares from the brokerage account selected by the Company shall occur if the Company considers that such disposition would not be in compliance with US securities laws.

If and to the extent determined by the Committee, for so long as such Shares are maintained in Stock Accounts, all dividends paid with respect to such Shares shall be credited to each Participant’s Stock Account, and will be automatically reinvested in whole Shares.

Unless otherwise determined by the Committee, in no event shall fractional Shares be purchased hereunder, and any remaining cash in a Participant’s Payroll Account resulting from such failure to invest in fractional Shares shall remain in the Payroll Account for use in the next Offering Period; provided, that, if the Participant is not an active Participant for such next Offering Period, such remaining cash shall be returned to the Participant as soon as practicable, but not later than thirty days, following such termination.

10.                               Termination of Participation or Employment.

The right to participate in the Plan shall terminate immediately when a Participant ceases to be employed by a Designated Subsidiaries for any reason (including death or disability) or a Participant otherwise becomes ineligible; provided, that, a Participant may elect to apply the amount accumulated in the Participant’s Payroll Account on the date of his or her termination of employment to the purchase of Shares pursuant to Section 9 hereof.  Such election must be made in writing not later than the date of the Participant’s termination of employment, unless otherwise determined by the Committee.  If no such election is made, the Company shall distribute to such former Participant (or, in the event of death, to his or her estate) the balance in his or her Payroll Account as soon as practicable, but not later than thirty days, following such termination.

11.                               Title of Stock Accounts.

Each Stock Account shall be in the name of the Participant or, if permitted by the Committee and the Participant so indicates on the appropriate form, in his or her name jointly with another person, with right of survivorship.  If permitted by the Committee, a Participant who is a resident of a jurisdiction that does not recognize such a joint tenancy may have a Stock Account in his or her name as tenant in common with another person without right of survivorship.

12.                               Rights as a Shareholder.

At the time funds from a Participant’s Payroll Account are used to purchase Shares, he or she shall have all of the rights and privileges of a shareholder of the Company with respect to the purchased Shares.

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13.                               Rights Not Transferable.

Rights granted under this Plan are not transferable by a Participant other than by will or the laws of descent and distribution.  Any such attempted transfer, assignment, pledge or other disposition shall be of no force or effect.  During a Participant’s lifetime rights granted under this Plan shall be exercisable only by the Participant.

14.                               Adjustment Upon Certain Events.

If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or any Subsidiary or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Shares (other than regular cash dividends), shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the number or kind of Shares, or both, which thereafter may be sold under the Plan, then the Committee shall take any such action as in its judgment shall be necessary to preserve the Participants’ rights substantially proportionate to the rights existing prior to such event, and to maintain the continuing availability of Shares under Section 4 in a manner consistent with the intent hereof, including, without limitation, adjustments in (x) the number and kind of shares subject to the Plan, and (y) the Purchase Price of such shares under the Plan.

Notwithstanding any other provision of the Plan, if (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or any Subsidiary or a transaction similar thereto or (ii) the Common Stock ceases to be listed or traded, as applicable, on a recognized stock exchange or over-the-counter market, then, in the discretion of the Committee, (A) the balance in the Participant’s Payroll Account not theretofore invested may be refunded to the Participant, and such Participant shall have no further rights or benefits under the Plan, (B) the date of such delisting or other event may be deemed a Purchase Date, or (C) the Plan may be continued without regard to the application of this sentence.

15.                               Amendment and Termination.

The Committee may at any time amend the Plan in any respect; provided, that, that the Plan may not be amended in any way that would cause, if such amendment were not approved by the Company’s shareholders, to fail to comply with (i) the requirements for employee stock purchase plans under Section 423 of the Code or (ii) any other requirement of applicable law or regulation, unless and until shareholder approval is obtained.

The Plan and all rights of employees hereunder shall terminate upon the earlier of (i) the tenth anniversary of the Effective Date, (ii) the date on which the Shares available under the Plan, as adjusted from time to time, are exhausted, or (iii) the termination of the Plan by the Committee.  The Committee may terminate the Plan as of any date.  The date of termination of the Plan may be deemed a Purchase Date, in the discretion of the Committee.  No termination of the Plan shall materially alter or diminish any rights outstanding under the Plan at the time of such termination.

Upon termination of the Plan all amounts not applied or deemed to be applied to the purchase of Shares shall be refunded to the Participants.

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16                                  Governmental Regulations; Further Assurances.

The Plan, and the grant and exercise of the rights to purchase Shares hereunder, and the Company’s obligation to sell and deliver Shares upon the exercise of rights to purchase Shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.  The Company shall not be required to issue or deliver any certificates for Shares prior to the completion of any registration or qualification of such Shares under, and the obtaining of any approval under or compliance with, any federal, state or foreign law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.  Certificates for Shares issued hereunder may be legended as the Committee may deem appropriate.

Each Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participants pursuant to the Plan.

17.                               Indemnification of Board and Committee.

The Company shall indemnify and hold harmless each member of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such person as a result of any act or omission in connection with the performance of such person’s duties, responsibilities and obligations hereunder if such person acts in good faith and in a manner that he or she reasonably believes to be in, or not opposed to, the best interests of the Company, to the maximum extent permitted by law.

18.                               Withholding; Disqualifying Disposition.

Notwithstanding any other provision of the Plan, the Company or the Designated Company shall deduct from all Payroll Accounts paid under the Plan all federal, state, foreign, local and other taxes required by law to be withheld with respect to such payments.

If Shares acquired under the Plan are disposed of in a disposition that does not satisfy the holding period requirements of Section 423(a) of the Code, such Participant shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any Designated Subsidiary) thereupon has a tax-withholding obligation, shall pay to the Company (or such Designated Subsidiary) an amount equal to any withholding tax the Company (or Designated Subsidiary) is required to pay as a result of the disqualifying disposition or satisfy such other arrangements as may be permitted by the Committee.

19.                               Notices.

All notices under the Plan shall be in writing (which for these purposes shall include reasonably acceptable means of electronic transmission), and if to the Company, shall be delivered to the Committee or mailed to the Company’s principal office, addressed to the attention of the Committee, and if to a Participant, shall be delivered personally or mailed to such Participant at the address appearing in the records of the Company.

20.                               No Right to Continued Employment.

The Plan and any right to purchase Shares granted hereunder shall not confer upon any employee any right with respect to continued employment by any Designated Subsidiary, nor shall they restrict or

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interfere in any way with the right of any Designated Subsidiary by which an employee is employed to terminate his or her employment at any time.

21.                               Captions.

The use of captions in the Plan is for convenience.  The captions are not intended to and do not provide substantive rights.

22.                               Data Protection.  By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company (or any Designated Subsidiary) in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan.  The Company (or any Designated Subsidiary) may share such information with any third party administrators, registrars, trustees brokers or any person who obtains control of the Company (or any Designated Subsidiary).

23.                               Effective Date of the Plan.

The Plan shall be effective as of the Effective Date.

24.                               Governing Law.

The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

*                                         *                                         *

This Plan was duly adopted and approved by the Board of Directors of the Company on [•], 2012.

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EXHIBIT A

Designated Subsidiaries

[•]

PART C

THE EDWARDS GROUP
FRENCH SHARESAVE SCHEME

Shareholder approval — [•]

WEIL, GOTSHAL & MANGES

110 Fetter Lane   London   EC4A 1AY

Tel: +44 (0) 20 7903 1000   Fax: +44 (0) 20 7903 0990

www.weil.com

PART C

EDWARDS GROUP FRENCH SHARESAVE SCHEME

1.                                      DEFINITIONS

1.1                               In this Scheme, the following words and expressions shall have the following meanings, namely:

“the Act” means the UK Income Tax (Earnings and Pensions) Act 2003;

“Adoption Date” means the date on which the Scheme is approved and/or any approval is renewed by the shareholders in a general meeting;

“ADS” means an American Depositary Share, being a security issued by The Bank of New York Mellon, representing the interests in one Share evidenced by a receipt and listed on the NASDAQ Stock Market;

“Associated Company” means an associated company of the Company within the meaning given to those words by section 187(2) of the Taxes Act;

“the Board” means the board of directors of the Company;

“Capital Reorganisation” means any issuance of new shares for cash consideration (limited to the Company’s existing shareholders), issuance of convertible or exchangeable bonds, capitalisation of retained earnings, profits or issuance premiums, distribution of reserves by payment in cash or shares, or cancellation of shares in order to absorb losses;

“Committee” means the remuneration committee of the Board or any other committee designated by the Board to administer the Scheme;

“the Company” means Edwards Group Limited (registered in the Cayman Islands with number 266201);

“Companies Law” means the Companies Law (2011 Revision) of the Cayman Islands;

“Continuous Service” has the same meaning as “continuous employment” in the UK Employment Rights Act 1996;

“Control” shall have the meaning given to that word by section 840 of the Taxes Act;

“the Date of Grant” means the date on which an Option is granted;

“Dealing Day” means any date on which the NASDAQ Stock Market is open for the transaction of business;

“Edwards Group SAYE Option Scheme” means the HM Revenue & Customs approved SAYE option scheme under which savings related options are granted to employees in the UK;

“Eligible Employee” means any person who, at the Invitation Date and at the Date of Grant, is

(a)                                  a salaried employee of a Participating Company; or

(b)                                 a corporate officer of a Participating Company as defined in Article L. 225-185 of the French commercial code (namely, président du conseil d’administration, directeur général, directeurs généraux délégués, membres du directoire, gérant de sociétés par actions or président de société par actions simplifiée), and is eligible to participate in the Scheme under the provisions of rule 2.3, but shall exclude any person who owns more than 10% of the issued ordinary Share capital of the Company.”

“Exercise Price” means the price per Share, expressed in sterling, payable on the exercise of an Option as determined under rule 2.5;

“Grant Period” means the period of 42 days commencing on:

(a)                                  the Adoption Date;

(b)                                 the day immediately following the day on which the Company makes an announcement of its results for the last preceding financial year, half year or other period; or

(c)                                  any day on which the Committee resolves that exceptional circumstances exist which justify the grant of Options (including, without limitation, the first admission of ADSs to the NASDAQ Stock Market);

“the Group” means the Company and the Subsidiaries and “member of the group” shall be construed accordingly;

“the Invitation Date” means the date on which an invitation to apply for an Option is issued;

“the Maturity Date” means in relation to any Option or application for an Option, such date as is stipulated by the Committee in the invitation to apply for the Option or in any explanatory material relating to the Option provided that the Maturity Date shall not be earlier than the fourth anniversary of the Date of Grant of an Option;

“Maximum Savings Contribution” means £250 or such greater amount as the Committee shall from time to time determine or (where the Savings Contribution is expressed in a Nominated Currency) the Nominated Currency equivalent thereof where the equivalent amount has been calculated by reference to the rate of exchange determined at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may from time to time determine pursuant to rule 8.6;

“Minimum Savings Contribution” means £5 (or such other minimum amount as is for the time being permitted under the Edwards Group SAYE Option Scheme) or

(where the Savings Contribution is expressed in a Nominated Currency) the Nominated Currency equivalent thereof where the equivalent amount has been calculated by reference to the rate of exchange determined at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may from time to time determine pursuant to rule 8.6;

“Monthly Contribution” means the monthly sum which shall not be less than the Minimum Savings Contribution nor more than the Maximum Savings Contribution which a Participant has elected to save under his Savings Arrangement which may be expressed either in whole sterling pounds or, at the discretion of the Committee, in specified units of a Nominated Currency;

“Nominated Currency” means any currency nominated by the Committee pursuant to rule 2.2;

“Notional Shares” means any notional shares to which a Phantom Option relates (notwithstanding the fact that such Phantom Option may not entitle the holder thereof to aquire Shares);

“Option” means a right granted under the Scheme to subscribe for or purchase Shares;

“Option Holder” means any individual who holds a subsisting Option (including, where the context permits, the legal personal representatives of a deceased Option Holder);

“Participating Company” means the Company and each Subsidiary which has been nominated by the Committee as a Participating Company for the purposes of the Scheme;

“Phantom Option” means a contingent right to receive a cash sum (calculated by reference to the value of Shares) granted pursuant to a phantom share option scheme;

“Rules” means the rules of the Scheme for the time being amended in accordance with their terms;

“Savings Arrangement” means a savings arrangement relating to an Option which has been approved by the Committee for the purposes of the Scheme;

“the Scheme” means this French Sharesave Scheme as amended from time to time;

“Share(s)” means (a) fully paid and irredeemable ordinary share(s) in the capital of the Company;

“Share Option Scheme” means any savings related employee share option scheme, or savings related employee phantom share option scheme, established by the Company;

“Subsidiary” means a company which is under the Control of the Company and a subsidiary of the Company within the meaning of section 1159 of and Schedule 6 to the UK Companies Act 2006 and being a company in which the Company holds, directly or indirectly, at least 10% of the share capital.

“Taxes Act” means the UK Income and Corporation Taxes Act 1988; and

“Trustee” means the trustee or trustees of any employee benefit trust established by the Company.

1.2                               Where the context permits the singular shall include the plural and vice versa and the masculine shall include the feminine.

1.3                               References to any act of the UK or Cayman Islands parliaments or other legislation shall include any modification, amendment or re-enactment thereof.

1.4                               Notwithstanding any other provisions of the Scheme, where an Eligible Employee and/ or Option Holder is paid salary other than on a monthly basis:

(a)                                  references to “months” and “monthly” in the rules shall be interpreted by the Committee in such manner as it, in its absolute discretion, considers appropriate; and

(b)                                 the Committee shall take all such steps as it considers necessary or desirable to ensure that an Eligible Employee and/or Option Holder who is paid salary other than monthly is no better or worse off under the Scheme than an Eligible Employee and/or Option Holder who is paid salary monthly.

2.                                      INVITATION FOR OPTIONS

2.1                               The Committee may, during a Grant Period, but otherwise in its absolute discretion, invite such Eligible Employees as it shall determine to apply for Options at the Exercise Price.  The definition of Grant Period shall apply, except that no Option may be granted to Eligible Employees resident in France:

(a)                                  within a period of 20 Dealing Days immediately following a distribution of dividends or a capital increase of the Company;

(b)                                 within a period of 10 Dealing Days before and after the date on which the financial statements of the Company are made public; and

(c)                                  within the period between the date on which the management bodies of the Company have knowledge of information which could have, if made public, a significant impact on the market value of the Shares and 10 Dealing Days after the Dealing Day on which this information is made public.

2.2                               The Committee may nominate a currency other than pounds sterling in which Eligible Employees may elect to save pursuant to rule 8.1, and may determine an exchange rate for pounds sterling and such Nominated Currency which shall be used at the Invitation Date for the purpose of calculating the Nominated Currency equivalent of the Monthly Contribution, the Minimum Savings Contribution and the

Maximum Savings Contribution.  At any time, there may be more than one currency nominated pursuant to this rule.

2.3                               Any employee or corporate officer of a Participating Company who has been in Continuous Service for such period (not exceeding five years) prior to the Invitation Date as the Committee may determine, is potentially eligible to join the Scheme, unless he has given, or been given, notice to terminate his contract of employment.

2.4                               Subject to the specific provisions contained in these Rules, the form, manner and timing of invitations to apply for Options, the form of any Savings Arrangement, the Maturity Dates of the Options, and the maximum number of Shares in respect of which invitations are made on any day, shall be at the absolute discretion of the Committee.

2.5                               The Exercise Price shall be determined by the Committee but shall not be less than the higher of:

(a)                                  in the case of any Option under which Shares may be issued, the nominal value of a Share; and

(b)                                 the International Minimum Price,

provided that

(i)                                     in relation to Options to subscribe for new Shares issued by the Company, the Exercise Price, at the date the Option is granted, shall not be less than 80% of the average middle market quotation for an ADS on the NASDAQ Stock Market for the 20 days in which dealings in ADRs took place preceding the Date of Grant; and

(ii)                                  in relation to Options to acquire existing Shares of the Company, the Exercise Price, at the date the Option is granted, shall not be less than (i) 80% of the average middle market quotation for an ADS on the NASDAQ Stock Market for the 20 days in which dealings in ADSs took place preceding the Date of Grant, and shall not be less than (ii) 80% of the average middle acquisition price of Shares and ADSs acquired by the Company for the purpose of granting Options and held by the Company for the same purpose at the Date of Grant.

2.6                               For the purposes of rule 2.5(b), the “International Minimum Price” means such amount as is stipulated by the Committee at the Invitation Date being an amount not less than 80 per cent. of the middle market quotation of an ADS, as quoted on the NASDAQ Stock Market, for the Dealing Day immediately preceding the Date of Grant.

3.                                      APPLICATION FOR OPTIONS

3.1                               If an Eligible Employee wishes to apply for an Option he must, within such period (which shall not be less than 14 days) after the Invitation Date as is stated in the invitation, deliver to the Company (or its appointed agent) a duly completed form of application as prescribed by the Committee together with a duly completed and signed application for a Savings Arrangement.

3.2                               The Committee may, in its sole discretion, treat late applications as valid unless they are received after the Date of Grant.

4.                                      SCALING DOWN

If valid applications are received for Options over a number of Shares in excess of that which the Committee has determined to make available on a particular occasion, the Committee may scale down applications, in such manner as it may consider appropriate.

5.                                      GRANT OF OPTIONS

5.1                               Following the receipt by the Company of valid applications the Committee may, subject to rules 3.2 and 4, on a single date which shall not be later than 30 days after the Invitation Date, grant all (but not some of) the Options for which application has been made on that occasion by Eligible Employees (provided that they comply with the conditions of eligibility in rule 2.3 on the Date of Grant) in consideration of such Eligible Employees agreeing to enter into the Savings Arrangements.  As soon as practicable thereafter, the Committee shall procure the issue of an option certificate to each Eligible Employee who has been granted an Option.  No cash payment shall be made for the grant of an Option.

5.2                               No Option shall be granted under the Scheme more than seventy-six months after the date on which the Scheme is approved by the Company in a general meeting.

6.                                      INDIVIDUAL LIMITS

6.1                               No Eligible Employee may be granted an Option if his monthly contributions under the related Savings Arrangement, when added to the sum of his current monthly contributions under any other subsisting Sharesave Scheme, would exceed £250 or such greater amount as is for the time being permitted by the Committee under the Edwards Group SAYE Option Scheme or (at the discretion of the Committee) the Nominated Currency equivalent thereof where the equivalent amount has been calculated by reference to the rate of exchange determined at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may from time to time determine pursuant to rule 8.6.

6.2                               No Eligible Employee owning more than 10% of the share capital of the Company may be granted an Option.

7.                                      SCHEME LIMITS

7.1                               No Option to subscribe for Shares shall be granted if the result of that grant would be that the aggregate of:

(a)                                 the number of Shares that could be issued on the exercise of that Option;

(b)                                 the number of Shares and Notional Shares that could be issued (or in the case of Notional Shares, could be deemed to be issued) on the exercise of all other outstanding options and Phantom Options under this Scheme and any other Sharesave Scheme; and

(c)                                  the number of Shares and Notional Shares that have been issued (or in the case of Notional Shares, have been deemed to be issued) on the exercise of options and Phantom Options under this Scheme and any other Sharesave Scheme, would exceed 2,161,017 (subject to adjustment by the Committee in accordance with rule 13).

7.2                               Reference in this rule 7 to the “issue” of Shares shall, for the avoidance of doubt, mean the allotment and issue (but not transfer) of Shares.  Where Shares are or will be allotted and issued to the Trustee for the purpose of satisfying Options by way of a transfer of Shares by the Trustee, such Shares should be treated as issued or capable of being issued for the purpose of this rule 7.

7.3                               Shares that are or were treasury shares held by the Company in accordance with section 37A of the Companies Law should be treated as issued or capable of being issued for the purpose of this rule 7.

8.                                      TERMS OF SAVINGS ARRANGEMENTS

8.1                               The Monthly Contribution under an Eligible Employee’s Savings Arrangement shall be subject to the limits in rule 6 and to the provisions of rule 8.4.  An Eligible Employee may elect to save in either whole sterling pounds, or (at the discretion of the Committee) in an equivalent amount in a Nominated Currency.  The equivalent amount of the Nominated Currency shall be calculated by reference to the rate of exchange fixed at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may from time to time determine pursuant to rule 8.6.

8.2                               The Monthly Contribution shall, unless the Committee agrees to a different method for collection, be deducted from the Eligible Employee’s net pay on a monthly basis.

8.3                               If an Option Holder misses more than six Monthly Contributions under the Savings Arrangement, the Option shall lapse.  If an Option Holder withdraws monies from his Savings Arrangement other than with a view to exercise of a related Option, that Option shall lapse.

8.4                               If applications are scaled down under rule 4 on any occasion, the monthly contributions under Savings Arrangements which Eligible Employees have specified in their applications shall, where necessary, be scaled down to such sums in whole pounds sterling (or whole units of an equivalent amount in a Nominated Currency, as the case may be where the equivalent amount of the Nominated Currency has been calculated by reference to the exchange rate determined at the Invitation Date pursuant to rule 2.2).  The resulting Monthly Contribution shall not be less than the Minimum Savings Contribution.

8.5                               The Savings Arrangement shall be personal to the Eligible Employee and, regardless of the terms of the Option, any savings arising under it shall be the property of the Eligible Employee concerned.

8.6                               Where the Monthly Contribution is paid in a Nominated Currency and the amount is equivalent to a sterling amount calculated on the basis of the exchange rate determined at the Invitation Date pursuant to rule 2.2 (the “Original Sterling Amount”) the Committee may, on one or more occasions during the course of the Savings Arrangement, alter the exchange rate fixed at the Invitation Date to take account of general currency movements and may permit the Nominated Currency amount of the Monthly Contribution to be altered from such date so that, calculated by reference to such new exchange rate, it is equivalent to the Original Sterling Amount.

8.7                               Unless the provisions in rule 4 apply, an Option shall be granted to an Eligible Employee over such number of Shares (N) as is calculated according to the following formula and any fraction of a Share shall be rounded down to the nearest whole Share:

Where:

MC represents the Monthly Contribution which the Eligible Employee has elected to save under his Savings Arrangement;

Y represents such number of months as the Committee may determine prior to the relevant Invitation Date (the “Option Period”) plus an additional number of months’ Monthly Contributions which the Committee estimates to be equivalent to the likely amount of interest to be earned on the Savings Arrangement;

EP represents the Exercise Price.

PROVIDED THAT if, at the Maturity Date, the actual proceeds of the Savings Arrangement are less than MCxY, the Option Holder may top-up the proceeds from a separate source to enable him to acquire the full  number of Shares under the Option.  In no event may the Option Holder acquire on exercise a greater number of Shares than that over which the Option is granted (and any excess savings shall be returned to the Participant).

9.                                      EXERCISE AND LAPSE OF OPTIONS

9.1                               Save as otherwise permitted in these rules, an Option may only be exercised:

(a)                                  during the six months following the Maturity Date relating to it; and

(b)                                by an Option Holder who is, at the date of exercise, a director or employee of a Participating Company,

and, if not exercised, shall lapse at the end of the six month period following the Maturity Date.

9.2                               Where an Option Holder ceases to be a corporate officer or employee of a Participating Company before the expiry of six months after the Maturity Date by reason of disability of 2nd and 3rd categories, he may exercise any outstanding Options within six months of the date on which employment ceased, failing which the Options shall lapse automatically, provided that the Options may not be exercised more than six months following the relevant Maturity Date;

9.3                               Where an Option Holder ceases to be a corporate officer or employee of a Participating Company before the expiry of six months after the Maturity Date:

(a)                                  by reason of:

(i)                     mandatory retirement (mise à la retraite) within the meaning of French applicable laws;

(ii)                  redundancy (within the meaning of the UK Employment Rights Act 1996)

(iii)               injury;

(iv)              his employing company ceasing to be under the Control of the Company; or

(v)                  the business (or part of a business) in which he is employed being transferred to a person who is neither an Associated Company nor a company over which the Company has Control,

any outstanding Options shall remain in force but shall not become exercisable until the Maturity Date.  The number of Shares that may be acquired under the Options shall be calculated in accordance with rule 9.7, (provided that for these purposes, Z, (as defined in rule 9.7) shall represent the whole number of months) during the Option Period that the Participant has remained an Eligible Employee plus a further 6 months.  To fund the exercise of his Options, the Option Holder may make a further 6 Monthly Contributions after the date on which he ceases to be an employee or corporate officer of a Participating Company but may not make any further Monthly Contributions after this date;

(b)                                 on retirement (as determined by the Committee) otherwise than at the Specified Age or at any age at which he is bound to retire under his contract of employment, any Options in respect of which more than three years has passed since the Date of Grant shall remain in force but shall not become exercisable until the Maturity Date.  The number of Shares that may be acquired under the Options shall be calculated in accordance with rule 9.7 (provided that, for these purposes, Z (as defined in rule 9.7) shall be the smaller of: (i) the whole number of months during the Option Period that the Participant has remained an Eligible Employee plus a further 6 months; or (ii) X).  To fund the exercise of his Options, the Option Holder may make a further 6 Monthly Contributions after the date retirement but may not make any further Monthly Contributions after this date; or

(c)                                  by reason of his death, any outstanding Option, whether or not it is already exercisable, shall become immediately exercisable and may not be exercised by his heirs later than 6 months following the date of his death (and, at the end of that period, the Option shall lapse);

(d)                                 in any other circumstances, his Options shall lapse automatically.

9.4                               For the purposes of rule 9.2, an Option Holder shall not be treated as ceasing to be a corporate officer or employee of a Participating Company until:

(a)                                  he ceases to hold an office or employment in the Company or any company over which the Company has Control or any Associated Company; or

(b)                                 he ceases to hold an office or employment in a jointly owned company within the meaning of the UK’s HM Revenue & Customs Extra-Statutory Concession B27.

9.5                               Notwithstanding rule 9.4(a), if, at the Maturity Date, an Option Holder’s employing company has ceased to be a Participating Company but is an Associated Company or a company over which the Company has Control, Options may be exercised within (but no later than) six months following the Maturity Date.

9.6                               If, before the Option has become exercisable, the Option Holder:

(a)                                  gives notice, or is deemed to have given notice, under the terms of the related Savings Arrangement that he intends to stop paying contributions to that Savings Arrangement; or

(b)                                 makes an application for repayment of the related Savings Arrangement,

the Option shall automatically lapse.

9.7                               If an Option becomes exercisable under any provision of the Scheme before the Maturity Date it shall be exercisable only over such number of Shares (S) as is calculated according to the following formula and any fraction of a Share shall be rounded down to the nearest whole Share:

Where:

Z represents such whole number of months during the Option Period as the Participant has remained an Eligible Employee;

X represents the number of months in the Option Period;

N represents the total number of Shares over which the Option is granted (subject to any adjustments made pursuant to rule 13).

9.8                               An Option shall lapse immediately after it is first exercised notwithstanding that it may not have been exercised in respect of the maximum number of Shares over which the Option was granted.

9.9                               Every Option granted hereunder shall be personal to the Option Holder and, except to the extent necessary to enable a personal representative to exercise the Option following the death of an Option Holder, neither the Option nor the benefit thereof may be transferred, assigned, charged or otherwise alienated.

10.                               METHOD AND EXTENT OF EXERCISE

10.1                         An Option Holder may exercise his Option on one occasion only, in whole or in part, by giving notice in writing to the Company or to such other person (including, for the avoidance of doubt, the Trustee), as the Company may direct in the prescribed form specifying the number of Shares in respect of which the Option is being exercised and enclosing payment in full of the aggregate Exercise Price of those Shares.  The date of exercise shall be the date of receipt by the Company (or such other person as the Company may direct) of the notice of exercise.

11.                               CHANGE OF CONTROL

11.1                         If any person obtains Control of the Company as a result of making:

(a)                                  a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

(b)                                 a general offer to acquire all the shares in the Company which are of the same class as the Shares;

all outstanding Options may be exercised within six months of the time when the offeror has obtained Control of the Company (and any condition subject to which the offer is made has been satisfied), failing which the Options shall (without prejudice to the operation of rule 12) lapse automatically at the end of such six month period: Provided that an Option may not be exercised more than six months after the relevant Maturity Date.  For the purposes of this rule 11.1 a person shall be deemed to have acquired Control of the Company if he and others acting in consent with him have together obtained Control of it.

11.2                         If any person becomes entitled to give a notice under section 88 of the Companies Law to acquire Shares, Options may be exercised at any time when that person remains so entitled, failing which the Options shall (without prejudice to the operation of rule 12) lapse automatically when such person becomes no longer entitled to give such a notice (including where the six month period in rule 11.1 has not expired): Provided that an Option may not be exercised more than six months after the relevant Maturity Date.

11.3                         If under section 86 or 87 of the Companies Law the court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, any outstanding Options may be exercised within six months of the court sanctioning the compromise or arrangement, failing which the Options shall (without prejudice to the operation of rule 12) lapse automatically: Provided that an Option may not be exercised more than six months after the relevant Maturity Date.

11.4                         If under Part XVI of the Companies Law the Company by way of special resolution authorises a plan of merger or consolidation, any outstanding Options may be exercised within six months of the effective date of such merger or consolidation, failing which exercise the Options shall (without prejudice to the operation of rule 12) lapse automatically: Provided that an Option may not be exercised more than six months after the relevant Maturity Date

12.                               OPTION ROLLOVER

12.1                         If any company (the “acquiring company”):

(a)                                  obtains Control of the Company as a result of making:

(i)                       a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the acquiring company will have Control of the Company; or

(ii)                    a general offer to acquire all the Shares; or

(b)                                 obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under section 86 of the Companies Law; or

(c)                                  is the subject of a merger or consolidation with the Company in pursuance of a special resolution of the Company authorising a plan of merger or consolidation under Part XVI of the Companies Law;

(d)                                 becomes entitled to acquire shares in the Company under section 88 of the Companies Law,

each Option Holder may at any time within:

(w)                               in the case of 12.1(a), the period of 6 months beginning with the time when the acquiring company obtains control and any condition subject to which the offer is made is met;

(x)                                   in the case of 12.1(b), the period of 6 months beginning with the time when the court sanctions the compromise or arrangement;

(y)                                 in the case of 12.1(c), the period of 6 months beginning with the effective date of the merger or consolidation; or

(z)                                   in the case of 12.1(d), the period during which the acquiring company remains entitled as mentioned in that provision,

by agreement with the acquiring company and, in the case of an Option under which Shares are to be transferred, the person holding the Shares to which his Option relates, release any Option which has not lapsed (the “old option”) in consideration of the grant to him of an Option (the “new option”) which (for the purposes of that paragraph) is equivalent to the old option but relates to shares in a different company (whether the acquiring company itself or another company falling within paragraph 18(b) or (c) of Schedule 3 to the Act) (the “new grantor”).

12.2                         The new option shall not be regarded for the purposes of rule 12.1 as equivalent to the old option unless the conditions set out in paragraph 39(4) of Schedule 3 to the Act are satisfied and, in relation to the new option, the provisions of the Scheme shall be construed as if:

(a)                                  the new option were an option granted under the Scheme at the same time as the old option;

(b)                                 references to the Company in rules 10, 11, 12, 13, 14, 15, 16, 17, and 18 were references to the new grantor provided that references to Participating Company shall continue to be construed as if references to the Company within that definition were to Edwards Group Limited;

(c)                                  references to the Committee in the Rules were references to the remuneration committee (or such other appropriate body) of the new grantor;

(d)                                 references to Shares were references to shares in the new grantor;

(e)                                  the Savings Arrangement entered into in connection with the old option had been made in connection with the new option; and

(f)                                    the Maturity Date in relation to the new option was the same as that in relation to the old option.

12.3                         To the extent that any Options are exchanged for new options pursuant to this rule 12, neither the Company nor the new grantor may grant any further options under the Scheme.

13.                               ADJUSTMENT OF OPTIONS

In the event of any Capital Reorganisation the Exercise Price and the number of Shares comprised in an Option, and the number of Shares available for the grant of Options for the purposes of rule 7.1, may be adjusted in such manner as the Committee may determine: Provided always that:

(a)                                  no adjustment shall take effect in respect of Options under which Shares are to be transferred without the prior approval of the person holding the Shares to which the Options relate (such approval not to be unreasonably withheld);

(b)                                 no adjustment shall be made pursuant to this rule which would increase the aggregate Exercise Price of any Option;

(c)                                  no adjustment may be made as to the class of securities to be issued to Option Holders, and the Shares must at all times constitute common stock of the Company that are neither convertible, exchangeable or redeemable; and

(d)                                 no adjustment may have the effect of reducing the Exercise Price to less than the nominal value of a Share except where (in the case of Options over unissued shares) made if and to the extent that the Board is authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercisable exceeds the adjusted Exercise Price and the Board are therefore able to apply such sum in paying up such amount on such Shares. Where an Option subsists over both issued or unissued Shares any such adjustment may only be made if the reduction of the Exercise Price of Options over both issued and unissued Shares can be made to the same extent.

14.                               ALLOTMENT OR TRANSFER OF SHARES ON EXERCISE OF OPTIONS

Subject to any necessary consents, to payment being made for the Shares and to compliance by the Option Holder with the terms of the Scheme, not later than 30 days after receipt of any notice of exercise in accordance with rule 9, the Company shall either allot and issue, transfer or procure the transfer by the Trustee of, Shares ([(including treasury shares held by the Company in accordance with section 37A of the Companies Law)]) to the Option Holder (or to his nominee). The Company or the Trustee shall (unless the Shares are to be issued in uncertificated form) as soon as practicable deliver to the Option Holder (or such nominee) a definitive share certificate or other evidence of title in respect of such Shares.  Where the Shares are issued or transferred to a nominee of the Option Holder, the Option Holder shall remain the beneficial owner of the Shares.

15.                               RIGHTS ATTACHING TO SHARES ALLOTTED OR TRANSFERRED PURSUANT TO OPTIONS

15.1                         All Shares allotted or transferred upon the exercise of an Option shall rank pari passu in all respects with the Shares in issue at the date of exercise save as regards any rights attaching to such Shares by reference to a record date prior to the date of exercise.

15.2                         Any Shares acquired on the exercise of Options shall be subject to the articles of association of the Company from time to time in force.

16.                               AVAILABILITY OF SHARES

The Company shall at all times keep available for issue sufficient authorised but unissued Shares to permit the exercise of all unexercised Options under which Shares may be allotted or shall otherwise procure that Shares are available for transfer in satisfaction of the exercise of Options.  Notwithstanding the foregoing, where an Option is to be satisfied by the transfer of existing Shares, those Shares will be acquired by the Company before the Option in question becomes exercisable.

17.                               ADMINISTRATION AND AMENDMENT

The decision of the Committee shall be final and binding in all matters relating to the Scheme and it may at any time discontinue the grant of further Options or amend any of the provisions of the Scheme in any way it thinks fit: Provided that:

(a)                                  except as herein provided, the Committee shall not make any amendment that would materially prejudice the interests of existing Option Holders except with the prior consent or sanction of Option Holders who, if they exercised their Options in full, would thereby become entitled to not less than three-quarters of all the Shares which would fall to be allotted or transferred upon exercise in full of all outstanding Options; and

(b)                                 without prejudice to any provision of the Scheme which provides for the lapse of an Option, the Committee may not cancel an Option unless the Option Holder agrees in writing to such cancellation.

18.                               GENERAL

18.1                         Any Participating Company may provide money to the Trustee or any other person to enable them or him to acquire Shares to be held for the purposes of the Scheme, or enter into any guarantee or indemnity for those purposes.

18.2                         The rights and obligations of an Option Holder under the terms and conditions of his office or employment shall not be affected by his participation in the Scheme or any right he may have to participate in the Scheme.  An individual who participates in the Scheme waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever (whether or not such termination arises from a breach by the employer of the Option Holder’s employment contract) insofar as those rights arise, or may arise, from his ceasing to have rights under or be entitled to exercise any Option under the Scheme as a result of such termination or from the loss or diminution in value of such rights or entitlements.  If necessary, the Option Holder’s terms of employment shall be varied accordingly.

18.3                         The existence of any Option shall not affect in any way the right or power of the Company or its shareholders to make or authorise any or all adjustments, recapitalisations, reorganisations or other changes in the Company’s capital structure, or any merger or consolidation of the Company, or any issue of shares, bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

18.4                         Any notice or other document required to be given under or in connection with the Scheme may be delivered to an Option Holder or sent by post to him at his home address according to the records of his employing company or such other address as may appear to the Company to be appropriate.  Notices sent by post shall be deemed to have been given on the day following the date of posting.  Any notice or other document required to be given to the Company or the Trustee under or in connection with the Scheme may be delivered or sent by post to it at its registered office (or such other place or places as the Committee may from time to time determine and notify to Option Holders).

18.5                         The Company, or where the Committee so directs any Subsidiary, shall pay the appropriate stamp duty on behalf of the Option Holders in respect of any transfer of Shares on the exercise of the Options.

18.6                         Benefits under this Scheme shall not be pensionable.

18.7                         These rules shall be governed by, and construed in accordance with, the laws of England.

PART D

THE EDWARDS GROUP
INTERNATIONAL SHARESAVE SCHEME

Shareholder approval — [•]

WEIL, GOTSHAL & MANGES

110 Fetter Lane   London   EC4A 1AY

Tel: +44 (0) 20 7903 1000   Fax: +44 (0) 20 7903 0990

www.weil.com

PART D

EDWARDS GROUP INTERNATIONAL SHARESAVE SCHEME

1.                                      DEFINITIONS

1.1                               In this Scheme, the following words and expressions shall have the following meanings, namely:

“the Act” means the UK Income Tax (Earnings and Pensions) Act 2003;

“Adoption Date” means the date on which the Scheme is approved and/or any approval is renewed by the shareholders in a general meeting;

“ADS” means an American Depositary Share, being a security issued by The Bank of New York Mellon, representing the interests in one Share evidenced by a receipt and listed on the NASDAQ Stock Market;

“Associated Company” means an associated company of the Company within the meaning given to those words by section 187(2) of the Taxes Act;

“the Board” means the board of directors of the Company;

“Capital Reorganisation” means any capitalisation issue, rights issue, sub-division, consolidation or reduction of capital or any other variation of the share capital of the Company;

“Committee” means the remuneration committee of the Board or any other committee designated by the Board to administer the Scheme;

“the Company” means Edwards Group Limited (registered in the Cayman Islands with number 266201);

“Companies Law” means the Companies Law (2011 Revision) of the Cayman Islands;

“Continuous Service” has the same meaning as “continuous employment” in the UK Employment Rights Act 1996;

“Control” shall have the meaning given to that word by section 840 of the Taxes Act;

“the Date of Grant” means the date on which an Option is granted;

“Dealing Day” means any day on which the NASDAQ Stock Market is open for the transaction of business;

“Edwards Group SAYE Option Scheme” means the HM Revenue & Customs approved SAYE option scheme under which savings related options are granted to employees in the UK;

1

“Eligible Employee” means any employee or director who is eligible to participate in the Scheme under the provisions of rule 2.3;

“Exercise Price” means the price per Share, expressed in sterling, payable on the exercise of an Option as determined under rule 2.5;

“Grant Period” means the period of 42 days commencing on:

(a)                                  the Adoption Date;

(b)                                 the day immediately following the day on which the Company makes an announcement of its results for the last preceding financial year, half year or other period; or

(c)                                  any day on which the Committee resolves that exceptional circumstances exist which justify the grant of Options (including, without limitation, the first admission of ADSs to the NASDAQ Stock Market);

“the Group” means the Company and the Subsidiaries and “member of the group” shall be construed accordingly;

“the Invitation Date” means the date on which an invitation to apply for an Option is issued;

“the Maturity Date” means in relation to any Option or application for an Option, such date as is stipulated by the Committee in the invitation to apply for the Option or in any explanatory material relating to the Option;

“Maximum Savings Contribution” means £250 or such greater amount as the Committee shall from time to time determine or (where the Savings Contribution is expressed in a Nominated Currency) the Nominated Currency equivalent thereof where the equivalent amount has been calculated by reference to the rate of exchange determined at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may from time to time determine pursuant to rule 8.6;

“Minimum Savings Contribution” means £5 (or such other minimum amount as is for the time being permitted under the Edwards Group SAYE Option Scheme) or (where the Savings Contribution is expressed in a Nominated Currency) the Nominated Currency equivalent thereof where the equivalent amount has been calculated by reference to the rate of exchange determined at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may from time to time determine pursuant to rule 8.6;

“Monthly Contribution” means the monthly sum which shall not be less than the Minimum Savings Contribution nor more than the Maximum Savings Contribution which a Participant has elected to save under his Savings Arrangement which may be expressed either in whole sterling pounds or, at the discretion of the Committee, in specified units of a Nominated Currency;

2

“Nominated Currency” means any currency nominated by the Committee pursuant to rule 2.2;

“Notional Shares” means any notional Shares to which a Phantom Option relates (notwithstanding the fact that such Phantom Option may not entitle the holder thereof to acquire Shares);

“Option” means a right granted under the Scheme to subscribe for or purchase Shares;

“Option Holder” means any individual who holds a subsisting Option (including, where the context permits, the legal personal representatives of a deceased Option Holder);

“Participating Company” means the Company and each Subsidiary which has been nominated by the Committee as a Participating Company for the purposes of the Scheme;

“Phantom Option” means a contingent right to receive a cash sum (calculated by reference to the value of Shares) granted pursuant to a phantom share option scheme;

“Rules” means the rules of the Scheme for the time being amended in accordance with their terms;

“Savings Arrangement” means a savings arrangement relating to an Option which has been approved by the Committee for the purposes of the Scheme;

“the Scheme” means this International Sharesave Scheme as amended from time to time;

“Share(s)” means (a) fully paid and irredeemable ordinary share(s) in the capital of the Company;

“Sharesave Scheme” means any savings related employee share option scheme, or savings related employee phantom share option scheme, established by the Company;

“Specified Age” means age 60;

“Subsidiary” means any subsidiary of the Company within the meaning of section 1159 of and Schedule 6 to the UK Companies Act 2006 over which the Company has Control;

“Taxes Act” means the UK Income and Corporation Taxes Act 1988; and

“Trustee” means the trustee or trustees of any employee benefit trust established by the Company.

1.2                               Where the context permits the singular shall include the plural and vice versa and the masculine shall include the feminine.

3

1.3                               References to any act of the UK or Cayman Islands parliaments or other legislation shall include any modification, amendment or re-enactment thereof.

1.4                               Notwithstanding any other provisions of the Scheme, where an Eligible Employee and/ or Option Holder is paid salary other than on a monthly basis:

(a)                                  references to “months” and “monthly” in the rules shall be interpreted by the Committee in such manner as it, in its absolute discretion, considers appropriate; and

(b)                                 the Committee shall take all such steps as it considers necessary or desirable to ensure that an Eligible Employee and/or Option Holder who is paid salary other than monthly is no better or worse off under the Scheme than an Eligible Employee and/or Option Holder who is paid salary monthly.

2.                                      INVITATION FOR OPTIONS

2.1                               The Committee may, during a Grant Period, but otherwise in its absolute discretion, invite such Eligible Employees as it shall determine to apply for Options at the Exercise Price.

2.2                               The Committee may nominate a currency other than pounds sterling in which Eligible Employees may elect to save pursuant to rule 8.1, and may determine an exchange rate for pounds sterling and such Nominated Currency which shall be used at the Invitation Date for the purpose of calculating the Nominated Currency equivalent of the Monthly Contribution, the Minimum Savings Contribution and the Maximum Savings Contribution.  At any time, there may be more than one currency nominated pursuant to this rule.

2.3                               Any employee or director of a Participating Company who has been in Continuous Service for such period (not exceeding five years) prior to the Invitation Date as the Committee may determine, is potentially eligible to join the Scheme, unless he has given, or been given, notice to terminate his contract of employment.

2.4                               Subject to the specific provisions contained in these Rules, the form, manner and timing of invitations to apply for Options, the form of any Savings Arrangement, the Maturity Dates of the Options, and the maximum number of Shares in respect of which invitations are made on any day, shall be at the absolute discretion of the Committee.  The Committee may adopt Appendices setting out specific requirements in relation to particular overseas countries if that is necessary or desirable to take account of local tax, exchange control, employment or securities laws in such overseas countries.

2.5                               The Exercise Price shall be determined by the Committee but which shall not be less than the higher of:

(a)                                  in the case of any Option under which Shares may be issued, the nominal value of a Share; and

(b)                                the International Minimum Price.

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2.6                               For the purposes of rule 2.5(b), the “International Minimum Price” means such amount as is stipulated by the Committee at the Invitation Date being an amount not less than 80 per cent. of the middle market quotation of an ADS, as quoted on the NASDAQ Stock Market, for the Dealing Day immediately preceding the Invitation Date.

3.                                      APPLICATION FOR OPTIONS

3.1                               If an Eligible Employee wishes to apply for an Option he must, within such period (which shall not be less than 14 days) after the Invitation Date as is stated in the invitation, deliver to the Company (or its appointed agent) a duly completed form of application as prescribed by the Committee together with a duly completed and signed application for a Savings Arrangement.

3.2                               The Committee may, in its sole discretion, treat late applications as valid unless they are received after the Date of Grant.

4.                                      SCALING DOWN

If valid applications are received for Options over a number of Shares in excess of that which the Committee has determined to make available on a particular occasion, the Committee may scale down applications, in such manner as it may consider appropriate.

5.                                      GRANT OF OPTIONS

5.1                               Following the receipt by the Company of valid applications the Committee may, subject to rules 3.2 and 4, on a single date which shall not be later than 30 days after the Invitation Date, grant all (but not some of) the Options for which application has been made on that occasion by Eligible Employees (provided that they comply with the conditions of eligibility in rule 2.3 on the Date of Grant) in consideration of such Eligible Employees agreeing to enter into the Savings Arrangements.  As soon as practicable thereafter, the Committee shall procure the issue of an option certificate to each Eligible Employee who has been granted an Option.  No cash payment shall be made for the grant of an Option.

5.2                               No Option shall be granted under the Scheme more than ten years after the date on which the Scheme is approved by the Company in a general meeting.

6.                                      INDIVIDUAL LIMITS

6.1                               No Eligible Employee may be granted an Option if his monthly contributions under the related Savings Arrangement, when added to the sum of his current monthly contributions under any other subsisting Sharesave Scheme, would exceed £250 or such greater amount as is for the time being permitted by the Committee under the Edwards Group SAYE Option Scheme or (at the discretion of the Committee) the Nominated Currency equivalent thereof where the equivalent amount has been calculated by reference to the rate of exchange determined at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may from time to time determine pursuant to rule 8.6.

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7.                                      SCHEME LIMITS

7.1                               No Option to subscribe for Shares shall be granted if the result of that grant would be that the aggregate of:

(a)                                  the number of Shares that could be issued on the exercise of that Option;

(b)                                 the number of Shares and Notional Shares that could be issued (or in the case of Notional Shares, could be deemed to be issued) on the exercise of all other outstanding options and Phantom Options under this Scheme and any other Sharesave Scheme; and

(c)                                  the number of Shares and Notional Shares that have been issued (or in the case of Notional Shares, have been deemed to be issued) on the exercise of options and Phantom Options under this Scheme and any other Sharesave Scheme, would exceed 2,161,017 (subject to adjustment by the Committee in accordance with rule 13).

7.2                               Reference in this rule 7 to the issue of Shares shall, for the avoidance of doubt, mean the allotment and issue (but not transfer) of Shares.  Where Shares are or will be allotted and issued to the Trustee for the purpose of satisfying Options by way of a transfer of Shares by the Trustee, such Shares should be treated as issued or capable of being issued for the purpose of this rule 7.

7.3                               Shares that are or were treasury shares held by the Company in accordance with section 37A of the Companies Law should be treated as issued or capable of being issued for the purpose of this rule 7.

8.                                      TERMS OF SAVINGS ARRANGEMENTS

8.1                               The Monthly Contribution under an Eligible Employee’s Savings Arrangement shall be subject to the limits in rule 6 and to the provisions of rule 8.4.  An Eligible Employee may elect to save in either whole sterling pounds, or (at the discretion of the Committee) in an equivalent amount in a Nominated Currency.  The equivalent amount of the Nominated Currency shall be calculated by reference to the rate of exchange fixed at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may determine from time to time pursuant to rule 8.6.

8.2                               The Monthly Contribution shall, unless the Committee agrees to a different method for collection, be deducted from the Eligible Employee’s net pay on a monthly basis.

8.3                               If an Option Holder misses more than six Monthly Contributions under the Savings Arrangement, the Option shall lapse.  If an Option Holder withdraws monies from his Savings Arrangement other than with a view to exercise of a related Option, that Option shall lapse.

8.4                               If applications are scaled down under rule 4 on any occasion, the monthly contributions under Savings Arrangements which Eligible Employees have specified

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in their applications shall, where necessary, be scaled down to such sums in whole pounds sterling (or whole units of an equivalent amount in a Nominated Currency, as the case may be where the equivalent amount of the Nominated Currency has been calculated by reference to the exchange rate determined at the Invitation Date pursuant to rule 2.2).  The resulting Monthly Contribution shall not be less than the Minimum Savings Contribution.

8.5                               The Savings Arrangement shall be personal to the Eligible Employee and, regardless of the terms of the Option, any savings arising under it shall be the property of the Eligible Employee concerned.

8.6                               Where the Monthly Contribution is paid in a Nominated Currency and the amount is equivalent to a sterling amount calculated on the basis of the exchange rate determined at the Invitation Date pursuant to rule 2.2 (the “Original Sterling Amount”) the Committee may, on one or more occasions during the course of the Savings Arrangement, alter the exchange rate fixed at the Invitation Date to take account of general currency movements and may permit the Nominated Currency amount of the Monthly Contribution to be altered from such date so that, calculated by reference to such new exchange rate, it is equivalent to the Original Sterling Amount.

8.7                               Unless the provisions in rule 4 apply, an Option shall be granted to an Eligible Employee over such number of Shares (N) as is calculated according to the following formula and any fraction of a Share shall be rounded down to the nearest whole Share:

Where:

MC represents the Monthly Contribution which the Eligible Employee has elected to save under his Savings Arrangement;

Y represents such number of months as the Committee may determine prior to the relevant Invitation Date (the “Option Period”) plus an additional number of months’ Monthly Contributions which the Committee estimates to be equivalent to the likely amount of interest to be earned on the Savings Arrangement;

EP represents the Exercise Price.

PROVIDED THAT if, at the Maturity Date, the actual proceeds of the Savings Arrangement are less than MC x Y, the Option Holder may top-up the proceeds from a separate source to enable him to acquire the full  number of Shares under the Option.  In no event may the Option Holder acquire on exercise a greater number of Shares than that over which the Option is granted (and any excess savings shall be returned to the Participant).

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9.                                      EXERCISE AND LAPSE OF OPTIONS

9.1                               Save as otherwise permitted in these rules, an Option may only be exercised:

(a)                                  during the six months following the Maturity Date relating to it; and

(b)                                 by an Option Holder who is, at the date of exercise, a director or employee of a Participating Company,

and, if not exercised, shall lapse at the end of the six month period following the Maturity Date.

9.2                               Where an Option Holder ceases to be a director or employee of a Participating Company  before the expiry of six months after the Maturity Date:

(a)                                  by reason of redundancy (within the meaning of the UK Employment Rights Act 1996), injury or disability, he may exercise any outstanding Options within six months of the date on which employment ceased, failing which the Options shall lapse automatically: Provided that the Options may not be exercised more than six months following the relevant Maturity Date;

(b)                                 on:

(i)                       his employing company ceasing to be under the Control of the Company; or

(ii)                    the business (or part of a business) in which he is employed being transferred to a person who is neither an Associated Company nor a company over which the Company has Control,

he may exercise any outstanding Options within six months of such event, failing which the Options shall lapse automatically: Provided that the Options may not be exercised more than six months following the relevant Maturity Date;

(c)                                  on retirement (as determined by the Committee) otherwise than at the Specified Age or at any age at which he is bound to retire under his contract of employment, he may exercise any Options in respect of which more than three years has passed since the Date of Grant within six months of the date such retirement, failing which the Options shall lapse automatically: Provided that the Options may not be exercised more than six months following the relevant Maturity Date; or

(d)                                 in any other circumstances (other than death), his Options shall lapse automatically.

9.3                               Where an Option Holder remains in employment with a Participating Company on attaining the Specified Age he may exercise his Options within six months of attaining that age: Provided that the Options may not be exercised more than six months following the relevant Maturity Date.

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9.4                               If an Option Holder dies, Options granted to him may be exercised by his personal representatives at any time within the twelve month period following:

(a)                                  the date of death, if the date occurred before the relevant Maturity Date; and

(b)                                 the Maturity Date, if the death occurred within six months following the relevant Maturity Date,

failing which exercise, the Options shall lapse automatically.

9.5                               For the purposes of rule 9.2, an Option Holder shall not be treated as ceasing to be a director or employee of a Participating Company until:

(a)                                  he ceases to hold an office or employment in the Company or any company over which the Company has Control or any Associated Company;

(b)                                 he ceases to hold an office or employment in a jointly owned company within the meaning of the UK’s HM Revenue & Customs Extra-Statutory Concession B27; or

(c)                                  being a female director or employee who is absent from work wholly or partly because of pregnancy or confinement, she ceases to be entitled to exercise any statutory or contractual right to return to work.

9.6                               Notwithstanding rule 9.5(a), if, at the Maturity Date, an Option Holder’s employing company has ceased to be a Participating Company but is an Associated Company or a company over which the Company has Control, Options may be exercised within (but no later than) six months following the Maturity Date.

9.7                               If, before the Option has become exercisable, the Option Holder:

(a)                                  gives notice, or is deemed to have given notice, under the terms of the related Savings Arrangement that he intends to stop paying contributions to that Savings Arrangement; or

(b)                                 makes an application for repayment of the related Savings Arrangement,

the Option shall automatically lapse.

9.8                               If an Option becomes exercisable under any provision of the Scheme before the Maturity Date it shall be exercisable only over such number of Shares (S) as is calculated according to the following formula and any fraction of a Share shall be rounded down to the nearest whole Share:

Where:

Z represents such whole number of months during the Option Period as the Participant has remained an Eligible Employee;

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X represents the number of months in the Option Period;

N represents the total number of Shares over which the Option is granted (subject to any adjustments made pursuant to rule 13).

9.9                               An Option shall lapse immediately after it is first exercised notwithstanding that it shall not have been exercised in respect of the maximum number of Shares over which the Option was granted.

9.10                         Every Option granted hereunder shall be personal to the Option Holder and, except to the extent necessary to enable a personal representative to exercise the Option following the death of an Option Holder, neither the Option nor the benefit thereof may be transferred, assigned, charged or otherwise alienated.

10.                               METHOD AND EXTENT OF EXERCISE

10.1                         An Option Holder may exercise his Option on one occasion only, in whole or in part, by giving notice in writing to the Company or to such other person (including, for the avoidance of doubt, the Trustee), as the Company may direct in the prescribed form specifying the number of Shares in respect of which the Option is being exercised and enclosing payment in full of the aggregate Exercise Price of those Shares.  The date of exercise shall be the date of receipt by the Company (or such other person as the Company may direct) of the notice of exercise.

11.                               CHANGE OF CONTROL

11.1                         If any person obtains Control of the Company as a result of making:

(a)                                  a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

(b)                                 a general offer to acquire all the shares in the Company which are of the same class as the Shares;

all outstanding Options may be exercised within six months of the time when the offeror has obtained Control of the Company (and any condition subject to which the offer is made has been satisfied), failing which the Options shall (without prejudice to the operation of rule 12) lapse automatically at the end of such six month period: Provided that an Option may not be exercised more than six months after the relevant Maturity Date.  For the purposes of this rule 11.1 a person shall be deemed to have acquired Control of the Company if he and others acting in consent with him have together obtained Control of it.

11.2                         If any person becomes entitled to give a notice under section 88 of the Companies Law to acquire Shares, Options may be exercised at any time when that person remains so entitled, failing which the Options shall (without prejudice to the operation of rule 12) lapse automatically when such person becomes no longer entitled to give such a notice (including where the six month period in rule 11.1 has

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not expired): Provided that an Option may not be exercised more than six months after the relevant Maturity Date.

11.3                         If under section 86 or 87 of the Companies Law the court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, any outstanding Options may be exercised within six months of the court sanctioning the compromise or arrangement, failing which the Options shall (without prejudice to the operation of rule 12) lapse automatically: Provided that an Option may not be exercised more than six months after the relevant Maturity Date.

11.4                         If under Part XVI of the Companies Law the Company by way of special resolution authorises a plan of merger or consolidation, any outstanding Options may be exercised within six months of the effective date of such merger or consolidation, failing which exercise the Options shall (without prejudice to the operation of rule 12) lapse automatically: Provided that an Option may not be exercised more than six months after the relevant Maturity Date.

12.                               OPTION ROLLOVER

12.1                         If any company (the “acquiring company”):

(a)                                  obtains Control of the Company as a result of making:

(i)                       a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the acquiring company will have Control of the Company; or

(ii)                    a general offer to acquire all the Shares; or

(b)                                 obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under section 86 of the Companies Law; or

(c)                                  is the subject of a merger or consolidation with the Company in pursuance of a special resolution of the Company authorising a plan of merger or consolidation under Part XVI of the Companies Law;

(d)                                 becomes entitled to acquire shares in the Company under section 88 of the Companies Law,

each Option Holder may at any time within:

(w)                               in the case of 12.1(a), the period of 6 months beginning with the time when the acquiring company obtains control and any condition subject to which the offer is made is met;

(x)                                   in the case of 12.1(b), the period of 6 months beginning with the time when the court sanctions the compromise or arrangement;

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(y)                                 in the case of 12.1(c), the period of 6 months beginning with the effective date of the merger or consolidation; or

(z)                                   in the case of 12.1(d), the period during which the acquiring company remains entitled as mentioned in that provision,

by agreement with the acquiring company and in the case of an Option under which Shares are to be transferred, the person holding the Shares to which his Option relates, release any Option which has not lapsed (the “old option”) in consideration of the grant to him of an Option (the “new option”) which (for the purposes of that paragraph) is equivalent to the old option but relates to shares in a different company (whether the acquiring company itself or another company falling within paragraph 18(b) or (c) of Schedule 3 to the Act) (the “new grantor”).

12.2                         The new option shall not be regarded for the purposes of rule 12.1 as equivalent to the old option unless the conditions set out in paragraph 39(4) of Schedule 3 to the Act are satisfied and, in relation to the new option, the provisions of the Scheme shall be construed as if:

(a)                                  the new option were an option granted under the Scheme at the same time as the old option;

(b)                                 references to the Company in rules 10, 11, 12, 13, 14, 15, 16, 17, 18 were references to the new grantor provided that references to Participating Company shall continue to be construed as if references to the Company within that definition were to Edwards Group Limited;

(c)                                  references to the Committee in the Rules were references to the remuneration committee (or such other appropriate body) of the new grantor;

(d)                                 references to Shares were references to shares in the new grantor;

(e)                                  the Savings Arrangement entered into in connection with the old option had been made in connection with the new option; and

(f)                                    the Maturity Date in relation to the new option was the same as that in relation to the old option.

12.3                         To the extent that any Options are exchanged for new options pursuant to this rule 12, neither the Company nor the new grantor may grant any further options under the Scheme.

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13.                               ADJUSTMENT OF OPTIONS

In the event of any Capital Reorganisation the Exercise Price and the number of Shares comprised in an Option, and the number of Shares available for the grant of Options for the purposes of rule 7.1, may be adjusted in such manner as the Committee may determine: Provided always that:

(a)                                  no adjustment shall take effect in respect of Options under which Shares are to be transferred without the prior approval of the person holding the Shares to which the Options relate (such approval not to be unreasonably withheld);

(b)                                 no adjustment shall be made pursuant to this rule which would increase the aggregate Exercise Price of any Option; and

(c)                                  no adjustment may have the effect of reducing the Exercise Price to less than the nominal value of a Share except where (in the case of Options over unissued shares) made if and to the extent that the Board is authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercisable exceeds the adjusted Exercise Price and the Board are therefore able to apply such sum in paying up such amount on such Shares. Where an Option subsists over both issued or unissued Shares any such adjustment may only be made if the reduction of the Exercise Price of Options over both issued and unissued Shares can be made to the same extent.

14.                               ALLOTMENT OR TRANSFER OF SHARES ON EXERCISE OF OPTIONS

Subject to any necessary consents, to payment being made for the Shares and to compliance by the Option Holder with the terms of the Scheme, not later than 30 days after receipt of any notice of exercise in accordance with rule 10, the Company shall either allot and issue, transfer or procure the transfer by the Trustee of, Shares (including treasury shares held by the Company in accordance with Section 37A of the Companies Law) to the Option Holder (or to his nominee). The Company or the Trustee shall (unless the Shares are to be issued in uncertificated form) as soon as practicable deliver to the Option Holder (or such nominee) a definitive share certificate or other evidence of title in respect of such Shares.  Where the Shares are issued or transferred to a nominee of the Option Holder, the Option Holder shall remain the beneficial owner of the Shares.

15.                               RIGHTS ATTACHING TO SHARES ALLOTTED OR TRANSFERRED PURSUANT TO OPTIONS

15.1                         All Shares allotted or transferred upon the exercise of an Option shall rank pari passu in all respects with the Shares in issue at the date of exercise save as regards any rights attaching to such Shares by reference to a record date prior to the date of exercise.

15.2                         Any Shares acquired on the exercise of Options shall be subject to the articles of association of the Company from time to time in force.

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16.                               AVAILABILITY OF SHARES

16.1                         The Company shall at all times keep available for issue sufficient authorised but unissued Shares to permit the exercise of all unexercised Options under which Shares may be allotted or shall otherwise procure that Shares are available for transfer in satisfaction of the exercise of Options.

17.                               ADMINISTRATION AND AMENDMENT

The decision of the Committee shall be final and binding in all matters relating to the Scheme and it may at any time discontinue the grant of further Options or amend any of the provisions of the Scheme in any way it thinks fit: Provided that:

(a)                                  except as herein provided, the Committee shall not make any amendment that would materially prejudice the interests of existing Option Holders except with the prior consent or sanction of Option Holders who, if they exercised their Options in full, would thereby become entitled to not less than three-quarters of all the Shares which would fall to be allotted or transferred upon exercise in full of all outstanding Options; and

(b)                                 without prejudice to any provision of the Scheme which provides for the lapse of an Option, the Committee may not cancel an Option unless the Option Holder agrees in writing to such cancellation.

18.                               GENERAL

18.1                         Any Participating Company may provide money to the Trustee or any other person to enable them or him to acquire Shares to be held for the purposes of the Scheme, or enter into any guarantee or indemnity for those purposes.

18.2                         The rights and obligations of an Option Holder under the terms and conditions of his office or employment shall not be affected by his participation in the Scheme or any right he may have to participate in the Scheme.  Participation in the Scheme does not form part of the Eligible Employees’ and Option Holders’ employment relationship with any member of the Group and shall not constitute consideration for his or her employment or services.  An individual who participates in the Scheme waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever (whether or not such termination arises from a breach by the employer of the Option Holder’s employment contract) insofar as those rights arise, or may arise, from his ceasing to have rights under or be entitled to exercise any Option under the Scheme as a result of such termination or from the loss or diminution in value of such rights or entitlements.  If necessary, the Option Holder’s terms of employment shall be varied accordingly.

18.3                         The existence of any Option shall not affect in any way the right or power of the Company or its shareholders to make or authorise any or all adjustments, recapitalisations, reorganisations or other changes in the Company’s capital structure, or any merger or consolidation of the Company, or any issue of shares, bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or

14

otherwise affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

18.4                         Any notice or other document required to be given under or in connection with the Scheme may be delivered to an Option Holder or sent by post to him at his home address according to the records of his employing company or such other address as may appear to the Company to be appropriate.  Notices sent by post shall be deemed to have been given on the day following the date of posting.  Any notice or other document required to be given to the Company or the Trustee under or in connection with the Scheme may be delivered or sent by post to it at its registered office (or such other place or places as the Committee may from time to time determine and notify to Option Holders).

18.5                         The Company, or where the Committee so directs any Subsidiary, shall pay the appropriate stamp duty on behalf of the Option Holders in respect of any transfer of Shares on the exercise of the Options.

18.6                         Benefits under this Scheme shall not be pensionable.

18.7                         These rules shall be governed by, and construed in accordance with, the laws of England.

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PART E

THE EDWARDS GROUP
PHANTOM SHARESAVE SCHEME

Shareholder approval — [•]

WEIL, GOTSHAL & MANGES

110 Fetter Lane   London   EC4A 1AY

Tel: +44 (0) 20 7903 1000   Fax: +44 (0) 20 7903 0990

www.weil.com

PART E

EDWARDS GROUP PHANTOM SHARESAVE SCHEME

1.                                      DEFINITIONS

1.1                                 In this Scheme, the following words and expressions shall have the following meanings, namely:

“the Act” means the UK Income Tax (Earnings and Pensions) Act 2003;

“Adoption Date” means the date on which the Scheme is approved and/or any approval is renewed by the shareholders in a general meeting;

“ADS” means an American Depositary Share, being a security issued by The Bank of New York Mellon, representing the interests in one Share evidenced by a receipt and listed on the NASDAQ Stock Market;

“Associated Company” means an associated company of the Company within the meaning given to those words by section 187(2) of the Taxes Act;

“the Board” means the board of directors of the Company;

“Capital Reorganisation” means any capitalisation issue, rights issue, sub-division, consolidation or reduction of capital or any other variation of the share capital of the Company;

“Committee” means the remuneration committee of the Committee or any other committee designated by the Board to administer the Scheme;

“the Company” means Edwards Group Limited (registered in the Cayman Islands with number 266201);

“Companies Law” means the Companies Law (2011 Revision) of the Cayman Islands;

“Continuous Service” has the same meaning as “continuous employment” in the UK Employment Rights Act 1996;

“Control” shall have the meaning given to that word by section 840 of the Taxes Act;

“the Date of Grant” means the date on which a Phantom Option is granted;

“Dealing Day” means any day on which the NASDAQ Stock Market is open for the transaction of business;

“Edwards Group SAYE Option Scheme” means the HM Revenue & Customs approved SAYE option scheme under which savings related options are granted to employees in the UK;

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“Eligible Employee” means any employee or director who is eligible to participate in the Scheme under the provisions of rule 2.3;

“Exercise Price” means the price per Notional Share, expressed in sterling, payable on the exercise of a Phantom Option as determined under rule 2.5;

“Grant Period” means the period of 42 days commencing on:

(a)                                  the Adoption Date;

(b)                                 the day immediately following the day on which the Company makes an announcement of its results for the last preceding financial year, half year or other period; or

(c)                                  any day on which the Committee resolves that exceptional circumstances exist which justify the grant of Phantom Options (including, without limitation, the first admission of ADSs to the NASDAQ Stock Market);

“the Group” means the Company and the Subsidiaries and “member of the group” shall be construed accordingly;

“the Invitation Date” means the date on which an invitation to apply for a Phantom Option is issued;

“International Sharesave Scheme” means the Edwards Group International Sharesave Scheme as amended from time to time;

“the Maturity Date” means in relation to any Phantom Option or application for a Phantom Option, such date as is stipulated by the Committee in the invitation to apply for the Phantom Option or in any explanatory material relating to the Phantom Option;

“Maximum Savings Contribution” means £250 or such greater amount as the Committee shall from time to time determine or (where the Savings Contribution is expressed in a Nominated Currency) the Nominated Currency equivalent thereof where the equivalent amount has been calculated by reference to the rate of exchange determined at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may from time to time determine pursuant to rule 8.6;

“Minimum Savings Contribution” means £5 (or such other minimum amount as is for the time being permitted under the Edwards Group SAYE Option Scheme) or (where the Savings Contribution is expressed in a Nominated Currency) the Nominated Currency equivalent thereof where the equivalent amount has been calculated by reference to the rate of exchange determined at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may from time to time determine pursuant to rule 8.6;

“Monthly Contribution” means the monthly sum which shall not be less than the Minimum Savings Contribution nor more than the Maximum Savings Contribution which a Participant has elected to save under his Savings Arrangement which may be

3

expressed either in whole sterling pounds or, at the discretion of the Committee, in specified units of a Nominated Currency;

“Nominated Currency” means any currency nominated by the Committee pursuant to rule 2.2;

“Notional Shares” means the notional Shares over which a Phantom Option is or has been granted;

“Ordinary Option” means a right granted under the International Sharesave Scheme to subscribe for or purchase Shares;

“Participating Company” means the Company and each Subsidiary which has been nominated by the Committee as a Participating Company for the purposes of the Scheme;

“Phantom Option” means a contingent right to receive a cash sum under this Scheme as calculated in accordance with Rule 14, which is either subsisting or proposed to be granted;

“Phantom Option Holder” means any individual who holds a subsisting Phantom Option (including, where the context permits, the legal personal representatives of a deceased Phantom Option Holder);

“Rules” means the rules of this Scheme for the time being amended in accordance with their terms;

“Savings Arrangement” means a savings arrangement relating to a Phantom Option which has been approved by the Committee for the purposes of this Scheme;

“the Scheme” means this Phantom Sharesave scheme as amended from time to time;

“Share(s)” means (a) fully paid and irredeemable ordinary share(s) in the capital of the Company;

“Sharesave Scheme” means any savings related employee share option scheme, or savings related employee phantom share option scheme, established by the Company;

“Specified Age” means age 60;

“Subsidiary” means any subsidiary of the Company within the meaning of section 1159 of and Schedule 6 to the UK Companies Act 2006 over which the Company has Control;

“Taxes Act” means the UK Income and Corporation Taxes Act 1988;

“Trustee” means the trustee or trustees of any employee benefit trust established by the Company.

1.2                                 Where the context permits the singular shall include the plural and vice versa and the masculine shall include the feminine.

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1.3                                 References to any act of the UK or Cayman Islands parliaments or other legislation shall include any modification, amendment or re-enactment thereof.

1.4                                 Notwithstanding any other provisions of this Scheme, where an Eligible Employee and/ or Phantom Option Holder is paid salary other than on a monthly basis:

(a)                                  references to “months” and “monthly” in the rules shall be interpreted by the Committee in such manner as it, in its absolute discretion, considers appropriate; and

(b)                                 the Committee shall take all such steps as it considers necessary or desirable to ensure that an Eligible Employee and/or Phantom Option Holder who is paid salary other than monthly is no better or worse off under this Scheme than an Eligible Employee and/or Phantom Option Holder who is paid salary monthly.

2.                                      INVITATION FOR PHANTOM OPTIONS

2.1                                 The Committee may, during a Grant Period, but otherwise in its absolute discretion, invite such Eligible Employees as it shall determine to apply for Phantom Options at the Exercise Price.

2.2                                 The Committee may nominate a currency other than pounds sterling in which Eligible Employees may elect to save pursuant to rule 8.1, and may determine an exchange rate for pounds sterling and such Nominated Currency which shall be used at the Invitation Date for the purpose of calculating the Nominated Currency equivalent of the Monthly Contribution, the Minimum Savings Contribution and the Maximum Savings Contribution.  At any time, there may be more than one currency nominated pursuant to this rule.

2.3                                 Any employee or director of a Participating Company who has been in Continuous Service for such period (not exceeding five years) prior to the Invitation Date as the Committee may determine, is potentially eligible to join the Scheme, unless he has given, or been given, notice to terminate his contract of employment.

2.4                                 Subject to the specific provisions contained in these Rules, the form, manner and timing of invitations to apply for Phantom Options, the form of any Savings Arrangement, the Maturity Dates of the Phantom Options, and the maximum number of Notional Shares in respect of which invitations are made on any day, shall be at the absolute discretion of the Committee.

2.5                                 The Exercise Price shall be determined by the Committee but which shall not be less than the Minimum Price.

2.6                                 For the purposes of rule 2.5, the “Minimum Price” means such amount as is stipulated by the Committee at the Invitation Date being an amount not less than 80 per cent. of the middle market quotation of and ADS, as quoted on the NASDAQ Stock Market, for the Dealing Day immediately preceding the Invitation Date.

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3.                                      APPLICATION FOR PHANTOM OPTIONS

3.1                                 If an Eligible Employee wishes to apply for a Phantom Option he must, within such period (which shall not be less than 14 days) after the Invitation Date as is stated in the invitation, deliver to the Company (or its appointed agent) a duly completed form of application as prescribed by the Committee together with a duly completed and signed application for a Savings Arrangement.

3.2                                 The Committee may, in its sole discretion, treat late applications as valid unless they are received after the Date of Grant.

4.                                      SCALING DOWN

If valid applications are received for Phantom Options over a number of Notional Shares in excess of that which the Committee has determined to make available on a particular occasion, the Committee may scale down applications, in such manner as it may consider appropriate.

5.                                      GRANT OF PHANTOM OPTIONS

5.1                                 A Phantom Option may only be granted where the Committee is satisfied that due to securities, exchange control regulatory, legal or taxation considerations arising in the jurisdiction applicable to an Eligible Employee, the grant of an Ordinary Option to that Eligible Employee will be unduly onerous for the Eligible Employee, the Company or any Associated Company, and the grant of a Phantom Option will be a more appropriate incentive.

5.2                                 Following the receipt by the Company of valid applications the Committee may, subject to rules 3.2 and 4, on a single date which shall not be later than 30 days after the Invitation Date, grant all (but not some of) the Phantom Options for which application has been made on that occasion by Eligible Employees (provided that they comply with the conditions of eligibility in rule 2.3 on the Date of Grant) in consideration of such Eligible Employees agreeing to enter into the Savings Arrangements.  As soon as practicable thereafter, the Committee shall procure the issue of an option certificate to each Eligible Employee who has been granted a Phantom Option.  No cash payment shall be made for the grant of a Phantom Option.

5.3                                 No Phantom Option shall be granted under this Scheme more than ten years after the date on which the Scheme is approved by the Company in a general meeting.

6.                                      INDIVIDUAL LIMITS

6.1                                 No Eligible Employee may be granted a Phantom Option if his monthly contributions under the related Savings Arrangement, when added to the sum of his current monthly contributions under any other subsisting Sharesave Scheme, would exceed £250 or such greater amount as is for the time being permitted by the Committee under the Edwards Group SAYE Option Scheme or (at the discretion of the Committee) the Nominated Currency equivalent thereof where the equivalent amount has been calculated by reference to the rate of exchange determined at the

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Invitation Date pursuant to rule 2.2 or such other rate as the Committee may from time to time determine pursuant to rule 8.6.

7.                                      SCHEME LIMITS

7.1                                 No Phantom Option shall be granted if the result of that grant would be that the aggregate of:

(a)                                  the number of Notional Shares that could be issued on the exercise of that Phantom Option;

(b)                                 the number of Shares and notional shares that could be issued (or in the case of notional shares, could be deemed to be issued) on the exercise of all other outstanding options and phantom options under this Scheme and any other Sharesave Scheme; and

(c)                                  the number of Shares and notional shares that have been issued (or in the case of notional shares, have been deemed to be issued) on the exercise of options and phantom options under this Scheme and any other Sharesave Scheme, would exceed 2,161,017 (subject to adjustment by the Committee in accordance with rule 13).

7.2                                 Reference in this rule 7 to the “issue” of Shares shall, for the avoidance of doubt, mean the allotment and issue (but not transfer) of Shares.  Where Shares are or will be allotted and issued to the Trustee for the purpose of satisfying options by way of a transfer of Shares by the trustee of an employee benefit trust, such Shares should be treated as issued or capable of being issued for the purpose of this rule 6.

7.3                                 Shares that are or were treasury shares held by the Company in accordance with section 37A of the Companies Law should be treated as issued or capable of being issued for the purpose of this rule 7.

8.                                      TERMS OF SAVINGS ARRANGEMENTS

8.1                                 The Monthly Contribution under an Eligible Employee’s Savings Arrangement shall be subject to the provisions of rule 8.4.  An Eligible Employee may elect to save in either whole sterling pounds, or (at the discretion of the Committee) in an equivalent amount in a Nominated Currency.  The equivalent amount of the Nominated Currency shall be calculated by reference to the rate of exchange fixed at the Invitation Date pursuant to rule 2.2 or such other rate as the Committee may determine from time to time pursuant to rule 8.6.

8.2                                 The Monthly Contribution shall, unless the Committee agrees to a different method for collection, be deducted from the Eligible Employee’s net pay on a monthly basis.

8.3                                 If a Phantom Option Holder misses more than six Monthly Contributions under the Savings Arrangement, the Phantom Option shall lapse.  If a Phantom

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Option Holder withdraws monies from his Savings Arrangement other than with a view to exercise of a related Phantom Option, that Phantom Option shall lapse.

8.4                                 If applications are scaled down under rule 4 on any occasion, the monthly contributions under Savings Arrangements which Eligible Employees have specified in their applications shall, where necessary, be scaled down to such sums in whole pounds sterling (or whole units of an equivalent amount in a Nominated Currency, as the case may be where the equivalent amount of the Nominated Currency has been calculated by reference to the exchange rate determined at the Invitation Date pursuant to rule 2.2).  The resulting Monthly Contribution shall not be less than the Minimum Savings Contribution.

8.5                                 The Savings Arrangement shall be personal to the Eligible Employee and, regardless of the terms of the Phantom Option, any savings arising under it shall be the property of the Eligible Employee concerned.

8.6                                 Where the Monthly Contribution is paid in a Nominated Currency and the amount is equivalent to a sterling amount calculated on the basis of the exchange rate determined at the Invitation Date pursuant to rule 2.2 (the “Original Sterling Amount”) the Committee may, on one or more occasions during the course of the Savings Arrangement, alter the exchange rate fixed at the Invitation Date to take account of general currency movements and may permit the Nominated Currency amount of the Monthly Contribution to be altered from such date so that, calculated by reference to such new exchange rate, it is equivalent to the Original Sterling Amount.

8.7                                 Unless the provisions in rule 4 apply, a Phantom Option shall be granted to an Eligible Employee over such number of Notional Shares (N) as is calculated according to the following formula and any fraction of a Notional Share shall be rounded down to the nearest whole Notional Share:

Where:

MC represents the Monthly Contribution which the Eligible Employee has elected to save under his Savings Arrangement;

Y represents such number of months as the Committee may determine prior to the relevant Invitation Date (the “Phantom Option Period”) plus an additional number of months’ Monthly Contributions which the Committee estimates to be equivalent to the likely amount of interest to be earned on the Savings Arrangement;

EP represents the Exercise Price.

9.                                      EXERCISE AND LAPSE OF PHANTOM OPTIONS

9.1                                 Save as otherwise permitted in these rules, a Phantom Option may only be exercised:

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(a)                                  during the six months following the Maturity Date relating to it; and

(b)                                 by a Phantom Option Holder who is, at the date of exercise, a director or employee of a Participating Company,

and, if not exercised, shall lapse at the end of the six month period following the Maturity Date.

9.2                                 Where a Phantom Option Holder ceases to be a director or employee of a Participating Company before the expiry of six months after the Maturity Date:

(a)                                  by reason of redundancy (within the meaning of the UK Employment Rights Act 1996), injury or disability, he may exercise any outstanding Phantom Options within six months of the date on which employment ceased, failing which the Phantom Options shall lapse automatically: Provided that the Phantom Options may not be exercised more than six months following the relevant Maturity Date;

(b)                                 on:

(i)             his employing company ceasing to be under the Control of the Company; or

(ii)          the business (or part of a business) in which he is employed being transferred to a person who is neither an Associated Company nor a company over which the Company has Control,

he may exercise any outstanding Phantom Options within six months of such event, failing which the Phantom Options shall lapse automatically: Provided that the Phantom Options may not be exercised more than six months following the relevant Maturity Date;

(c)                                  on retirement (as determined by the Committee) otherwise than at the Specified Age or at any age at which he is bound to retire under his contract of employment, he may exercise any Phantom Options in respect of which more than three years has passed since the Date of Grant within six months of the date of such retirement, failing which the Phantom Options shall lapse automatically: Provided that the Phantom Options may not be exercised more than six months following the relevant Maturity Date; or

(d)                                 in any other circumstances (other than death), his Phantom Options shall lapse automatically.

9.3                                 Where a Phantom Option Holder remains in employment with a Participating Company on attaining the Specified Age he may exercise his Phantom Options within six months of attaining that age: Provided that the Phantom Options may not be exercised more than six months following the relevant Maturity Date.

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9.4                                 If a Phantom Option Holder dies, Phantom Options granted to him may be exercised by his personal representatives at any time within the twelve month period following:

(a)                                  the date of death, if the date occurred before the relevant Maturity Date; and

(b)                                 the Maturity Date, if the death occurred within six months following the relevant Maturity Date,

failing which exercise, the Phantom Options shall lapse automatically.

9.5                                 For the purposes of rule 9.2, a Phantom Option Holder shall not be treated as ceasing to be a director or employee of a Participating Company until:

(a)                                  he ceases to hold an office or employment in the Company or any company over which the Company has Control or any Associated Company;

(b)                                 he ceases to hold an office or employment in a jointly owned company within the meaning of the UK’s HM Revenue & Customs Extra-Statutory Concession B27; or

(c)                                  being a female director or employee who is absent from work wholly or partly because of pregnancy or confinement, she ceases to be entitled to exercise any statutory or contractual right to return to work.

9.6                                 Notwithstanding rule 9.5(a), if, at the Maturity Date, a Phantom Option Holder’s employing company has ceased to be a Participating Company but is an Associated Company or a company over which the Company has Control, Phantom Options may be exercised within (but no later than) six months following the Maturity Date.

9.7                                 If, before the Phantom Option has become exercisable, the Phantom Option Holder:

(a)                                  gives notice, or is deemed to have given notice, under the terms of the related Savings Arrangement that he intends to stop paying contributions to that Savings Arrangement; or

(b)                                 makes an application for repayment of the related Savings Arrangement,

the Phantom Option shall automatically lapse.

9.8                                 If a Phantom Option becomes exercisable under any provision of this Scheme before the Maturity Date it shall be exercisable only over such number of Notional Shares (S) as is calculated according to the following formula and any fraction of a Notional Share shall be rounded down to the nearest whole Notional Share:

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Where:

Z represents such whole number of months during the Phantom Option Period as the Participant has remained an Eligible Employee;

X represents the number of months in the Phantom Option Period;

N represents the total number of Notional Shares over which the Phantom Option is granted (subject to any adjustments made pursuant to rule 13).

9.9                                 A Phantom Option shall lapse immediately after it is first exercised notwithstanding that it shall not have been exercised in respect of the maximum number of Notional Shares over which the Phantom Option was granted.

9.10                           Every Phantom Option granted hereunder shall be personal to the Phantom Option Holder and, except to the extent necessary to enable a personal representative to exercise the Phantom Option following the death of a Phantom Option Holder, neither the Phantom Option nor the benefit thereof may be transferred, assigned, charged or otherwise alienated.

10.                               METHOD AND EXTENT OF EXERCISE

10.1                           A Phantom Option Holder may exercise his Phantom Option on one occasion only, in whole or in part, by giving notice in writing to the Company or to such other person (including, for the avoidance of doubt, the Trustee), as the Company may direct in the prescribed form specifying the number of Notional Shares in respect of which the Phantom Option is being exercised.  The date of exercise shall be the date of receipt by the Company (or such other person as the Company may direct) of the notice of exercise.

11.                               CHANGE OF CONTROL

11.1                           If any person obtains Control of the Company as a result of making:

(a)                                  a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

(b)                                 a general offer to acquire all the shares in the Company which are of the same class as the Shares,

all outstanding Phantom Options may be exercised within six months of the time when the offeror has obtained Control of the Company (and any condition subject to which the offer is made has been satisfied), failing which the Phantom Options shall (without prejudice to the operation of rule 12) lapse automatically at the end of such six month period: Provided that a Phantom Option may not be exercised more than six months after the relevant Maturity Date.  For the purposes of this rule 11.1 a person shall be deemed to have acquired Control of the Company if he and others acting in consent with him have together obtained Control of it.

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11.2                           If any person becomes entitled to give a notice under section 88 of the Companies Law to acquire Shares, Phantom Options may be exercised at any time when that person remains so entitled, failing which the Phantom Options shall (without prejudice to the operation of rule 12) lapse automatically when such person becomes no longer entitled to give such a notice (including where the six month period in rule 11.1 has not expired): Provided that a Phantom Option may not be exercised more than six months after the relevant Maturity Date.

11.3                           If under section 86 or 87 of the Companies Law the court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, any outstanding Phantom Options may be exercised within six months of the court sanctioning the compromise or arrangement, failing which the Phantom Options shall (without prejudice to the operation of rule 12) lapse automatically: Provided that a Phantom Option may not be exercised more than six months after the relevant Maturity Date.

11.4                           If under Part XVI of the Companies Law the Company by way of special resolution authorises a plan of merger or consolidation, any outstanding Phantom Options may be exercised within six months of the effective date of such merger or consolidation, failing which the Phantom Options shall (without prejudice to the operation of rule 12) lapse automatically: Provided that a Phantom Option may not be exercised more than six months after the relevant Maturity Date

12.                               PHANTOM OPTION ROLLOVER

12.1                           If any company (the “acquiring company”):

(a)                                  obtains Control of the Company as a result of making:

(i)             a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the acquiring company will have Control of the Company; or

(ii)          a general offer to acquire all the Shares; or

(b)                                 obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under section 86 of the Companies Law; or

(c)                                  is the subject of a merger or consolidation with the Company in pursuance of a special resolution of the Company authorising a plan of merger or consolidation under Part XVI of the Companies Law;

(d)                                 becomes entitled to acquire shares in the Company under section 88 of the Companies Law,

(e)                                  each Phantom Option Holder may at any time within:

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(i)                       in the case of 12.1(a), the period of 6 months beginning with the time when the acquiring company obtains control and any condition subject to which the offer is made is met;

(ii)                    in the case of 12.1(b), the period of 6 months beginning with the time when the court sanctions the compromise or arrangement;

(iii)                 in the case of 12.1(c), the period of 6 months beginning with the effective date of the merger or consolidation; or

(iv)                in the case of 12.1(d), the period during which the acquiring company remains entitled as mentioned in that provision,

by agreement with the acquiring company release any Phantom Option which has not lapsed (the “old phantom option”) in consideration of the grant to him of a Phantom Option (the “new phantom option”) which (for the purposes of that paragraph) is equivalent to the old phantom option but relates to notional shares in a different company (whether the acquiring company itself or another company falling within paragraph 18(b) or (c) of Schedule 3 to the Act) (the “new grantor”).

12.2                           The new phantom option shall not be regarded for the purposes of rule 12.1 as equivalent to the old phantom option unless the conditions set out in paragraph 39(4) of Schedule 3 to the Act are satisfied and, in relation to the new phantom option, the provisions of the Scheme shall be construed as if:

(a)                                  the new phantom option were a phantom option granted under the Scheme at the same time as the old phantom option;

(b)                                 references to the Company in rules 10, 11, 12, 13, 14, 15, 16 were references to the new grantor provided that references to Participating Company shall continue to be construed as if references to the Company within that definition were to Edwards Group Limited;

(c)                                  references to the Committee in the Rules were references to the remuneration committee (or such other appropriate body) of the new grantor;

(d)                                 references to Notional Shares were references to notional shares in the new grantor;

(e)                                  the Savings Arrangement entered into in connection with the old phantom option had been made in connection with the new phantom option; and

(f)                                    the Maturity Date in relation to the new phantom option was the same as that in relation to the old phantom option.

12.3                           To the extent that any Phantom Options are exchanged for new phantom options pursuant to this rule 12, neither the Company nor the new grantor may grant any further phantom options under the Scheme.

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13.                               ADJUSTMENT OF PHANTOM OPTIONS

In the event of any Capital Reorganisation the Exercise Price and the number of Notional Shares comprised in a Phantom Option, and the number of Notional Shares available for the grant of Phantom Options for the purposes of rule 7.1, may be adjusted in such manner as the Committee may determine.

14.                               RESULT OF EXERCISE OF PHANTOM OPTIONS

14.1                           On the exercise of a Phantom Option, the Phantom Option Holder shall be entitled to be paid a cash sum determined in accordance with the following formula (the “Cash Payment”):

a x (b-c)

where:

a means the number of Notional Shares in respect of which the Phantom Option has been exercised;

b means the the middle market quotation of or ADS, as quoted on the NASDAQ Stock Market on the Dealing Day immediately preceding of exercise of the Phantom Option; and

c means the Exercise Price.

14.2                           The Committee shall as soon as practicable after the valid exercise of a Phantom Option procure the payment to the Phantom Option Holder of the Cash Payment in sterling, subject to any deductions that are required by law in relation to tax liability.

14.3                           The Committee may in its discretion determine that the Cash Payment be paid in a Phantom Option Holder’s local currency converted at such exchange rate and on such date as the Committee may determine,

14.4                           Payment of the Cash Payment shall be subject to the Phantom Option Holder complying with any exchange control, regulatory, legal or other requirements applicable to the payment.

14.5                           No Shares shall be issued or transferred to a Phantom Option Holder pursuant to a Phantom Option.

15.                               ADMINISTRATION AND AMENDMENT

The decision of the Committee shall be final and binding in all matters relating to this Scheme and it may at any time discontinue the grant of further Phantom Options or amend any of the provisions of this Scheme in any way it thinks fit: Provided that:

(a)                                 except as herein provided, the Committee shall not make any amendment that would materially prejudice the interests of existing Phantom Option Holders except with the prior consent or sanction of Phantom Option Holders who, if

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they exercised their Phantom Options in full, would thereby become entitled to not less than three-quarters of all the Notional Shares which would fall to be allotted or transferred upon exercise in full of all outstanding Phantom Options;

(b)                                 without prejudice to any provision of this Scheme which provides for the lapse of a Phantom Option, the Committee may not cancel a Phantom Option unless the Phantom Option Holder agrees in writing to such cancellation.

16.                               GENERAL

16.1                           The rights and obligations of a Phantom Option Holder under the terms and conditions of his office or employment shall not be affected by his participation in the Scheme or any right he may have to participate in the Scheme.  An individual who participates in the Scheme waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any company for any reason whatsoever (whether or not such termination arises from a breach by the employer of the Phantom Option Holder’s employment contract) insofar as those rights arise, or may arise, from his ceasing to have rights under or be entitled to exercise any Phantom Option under this Scheme as a result of such termination or from the loss or diminution in value of such rights or entitlements.  If necessary, the Phantom Option Holder’s terms of employment shall be varied accordingly.

16.2                           The existence of any Phantom Option shall not affect in any way the right or power of the Company or its shareholders to make or authorise any or all adjustments, recapitalisations, reorganisations or other changes in the Company’s capital structure, or any merger or consolidation of the Company, or any issue of shares, bonds, debentures, preferred or prior preference stocks ahead of or convertible into, or otherwise affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

16.3                           Any notice or other document required to be given under or in connection with the Scheme may be delivered to a Phantom Option Holder or sent by post to him at his home address according to the records of his employing company or such other address as may appear to the Company to be appropriate.  Notices sent by post shall be deemed to have been given on the day following the date of posting.  Any notice or other document required to be given to the Company or the Trustee under or in connection with the Scheme may be delivered or sent by post to it at its registered office (or such other place or places as the Committee may from time to time determine and notify to Phantom Option Holders).

16.4                           Benefits under this Scheme shall not be pensionable.

16.5                           These rules shall be governed by, and construed in accordance with, the laws of England.

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